PROSPECTUS:  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
  Issued by Banner Life Insurance Company (a Maryland Stock Company)
         1701 Research Boulevard  Rockville, Maryland  20850


  This Prospectus describes a Flexible Premium Variable Life Insurance Policy ("Policy") issued by Banner Life Insurance Company ("Banner Life"). The Policy provides lifetime insurance protection to age 95, and provides flexibility to vary the amount and frequency of premiums and to adjust the level of Death Benefit payable under the Policy. A Policyowner also has the opportunity, beginning 30 days after the Issue Date, to allocate net premiums among several Sub-Accounts of the Banner Life Variable Account (the "Variable Account") and Banner Life's General Account. Thus, the Policyowner can adjust premiums, Death Benefit, and the underlying investments to provide for changing insurance and financial planning needs under a single insurance policy.

  The Policy provides for a Death Benefit payable at the Insured's death and for a Cash Surrender Value that can be obtained by completely surrendering the Policy or by making partial surrenders. The Policy also provides for loans using the Policy as the sole collateral. (Surrenders and loans may have adverse tax consequences). As long as the Policy remains in force, the Death Benefit will not be less than the current Specified Amount of the Policy. The Policy will remain in force so long as the Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy (if the Guaranteed Death Benefit Rider is in effect with respect to the Policy, or during the first three policy years, the Policy will remain in force so long as the Policyowner has met the Guarantee Premium Requirement, even if the Cash Surrender Value is insufficient to pay monthly charges).


  The Account Value and the duration of the Policy will vary to reflect the investment performance of the Sub-Accounts of the Variable Account. Depending on the Benefit option elected, the amount of the Death Benefit above the Specified Amount may also vary with that investment performance. The Policyowner selects the Sub-Accounts that the net premiums are invested in and determines the allocation of the net premium among those Sub-Accounts and the General Account. Each Sub-Account of the Variable Account will invest solely in a corresponding series of the Scudder Variable Life Investment Fund ("Fund"), a mutual fund that has seven investment portfolios of Class A shares that are available under the Policies: a Money Market Portfolio, a Bond Portfolio, a Capital Growth Portfolio, a Balanced Portfolio, a Growth and Income Portfolio, an International Portfolio and a Global Discovery Portfolio ("Portfolios"). The accompanying prospectus for the Fund describes the investment objectives and policies and the risks of these Portfolios. The Policyowner bears the entire investment risk under the Policy for all amounts allocated to the Variable Account; with respect to all such amounts, there is no guaranteed minimum Account Value, and in any event there is no guarantee that the Policy will remain in force regardless of the amount of premiums paid (unless the Guaranteed Death Benefit Rider is in effect or the Policy duration is three years or less and the Policyowner has met the Guarantee Premium Requirement).

  This Prospectus generally describes only the variable portion of the Policy.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns a flexible premium variable life insurance policy.

  THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR SCUDDER VARIABLE LIFE INVESTMENT FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

            The Date of This Prospectus is May 1, 1997.

                          TABLE OF CONTENTS
  DEFINITIONS................................................   1

  SUMMARY....................................................   2

  BANNER LIFE INSURANCE COMPANY AND BANNER LIFE VARIABLE
  ACCOUNT....................................................   6
       Banner Life Insurance Company   ......................   6
       Banner Life Variable Account  ........................   7
       Scudder Variable Life Investment Fund.................   7
       Portfolios of the Fund................................   7

  POLICY RIGHTS AND BENEFITS.................................   9
       Account Value.....................................       9
       Surrenders...........................................   10
       Partial Surrenders.................................     10
       Policy Loans........................................... 11
       Transfers.............................................  12
       Death Benefit.......................................... 12
       Right to Examine Policy.............................    15
       Right to Exchange for Fixed Life Insurance............. 15
       Voting Rights.........................................  16
       Additional Benefits Provided by Rider.................  16

  PREMIUMS AND
  ALLOCATION.................................................   19
       Issuance of a Policy.................................... 19
       Premiums.............................................    19
       Allocation of Premiums.................................. 20
       Lapse, Grace Period, Guaranteed Death Benefit Rider
       and Reinstatement...................................     20

  CHARGES AND DEDUCTIONS....................................... 22
       Surrender Charges....................................    22
       Premium Expense Charge............................       23
       Monthly Deduction.....................................   23
       Variable Account Charges...........................      24
       Other Charges.....................................       25

  PAYMENT OPTIONS.............................................. 25
       Election of Payment Option...........................    25
       Available Options.....................................   25
       Payment of Proceeds................................      26
       Automatic Payment Option..............................   26
       Additional Options...................................    26
       Excess Interest......................................... 26

  GENERAL PROVISIONS........................................    27
       Postponement of Payments................................ 27
       The Contract..........................................   27
       Not Contestable After Two Years.....................     27
       Misstatement of Age and Sex.........................     28
       Effective Date of Coverage.............................. 28

       Termination..........................................    28
       Annual Report.........................................   28
       Projection of Values...................................  28
       Suicide.............................................     28
       Ownership............................................    28
       Assignment of Policy..................................   29
       Beneficiary..........................................    29
       Change of Beneficiary .................................  29
       Death of Beneficiary...................................  29

  THE GENERAL ACCOUNT.....................................      29
       General Description ..................................   29
       General Account Value.................................   30
       Transfers............................................... 30

  DISTRIBUTION OF THE POLICIES.............................     31

  FEDERAL TAX MATTERS.......................................... 31
       Tax Status of the Policy..............................   31
       Tax Treatment of Policy Benefits........................ 32
       Taxation of Banner Life.............................     34
       Employment-Related Benefit Plans.......................  34

  ADDITIONAL INFORMATION....................................    35
       Safekeeping of the Account's Assets...................   35
       Addition, Deletion, or Substitution of Investments...    35
       State Regulation.......................................  35
       Senior Officers and Directors of Banner Life Insurance
       Company...............................................   36
       Legal Matters.......................................     37
       Legal Proceedings....................................    37
       Experts................................................. 37

  FINANCIAL STATEMENTS......................................    37

  APPENDIX A A-1
            Illustrations of Death Benefits and Values A-1

  APPENDIX B B-1
            Type A Option Example B-1
            Type B Option Example B-1
            Corridor Percentages B-2

  The Policy is not available in all States.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSONS IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

  THE PRIMARY PURPOSE OF THIS POLICY IS TO PROVIDE INSURANCE
  PROTECTION.  NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY
  SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                             DEFINITIONS
  Account Value - The sum of the Variable Account Value and the
  General Account Value.

  Attained Age - The age of the Insured on his/her birthday prior to the last Policy Anniversary.

  Beneficiary - The person or persons to whom Banner Life pays the Death Benefit when the Insured dies.

  Cash Surrender Value - The Policy Proceeds if the Policy is surrendered in full prior to the Maturity Date. It is the Account Value on the date of surrender less any Indebtedness and any applicable surrender charge.

  Death Benefit - The amount payable when the Insured dies. This amount may or may not include the Account Value, as selected by the Policyowner.

  Fund - The Scudder Variable Life Investment Fund, a mutual fund of the series type which includes seven separate investment portfolios of Class A shares in which the Variable Account invests.

  General Account Value - The Policy's value in the General Account of Banner Life.

  Indebtedness - The sum of all unpaid Policy loans and accrued interest on loans.

  Insured - The person whose life is insured by the Policy.

  Issue Date - The date on which processing of an approved application is completed and a Policy is issued to the Policyowner.

  Maturity Date - The date on which the Policy's Cash Surrender Value becomes payable to the Policyowner, if living. This date may be designated by the Policyowner. If no designation is made, the Maturity Date will be the Policy Anniversary after the Insured's 95th birthday. The Policy terminates on the Maturity Date.

  Monthly Guarantee Premium - A scheduled premium based on the Specified Amount of the Policy. The Policyowner is not required to follow this schedule but following the schedule does ensure that the Policy will remain in force during the Guarantee Period.

  Monthly Anniversary - The same date in each succeeding month as the Policy Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Day, the Monthly Anniversary will be deemed to be the next Valuation Day. If any Monthly Anniversary is the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

  Planned Annual Premium - A schedule of premium payments designed solely as an aid to financial planning and to facilitate premium reminder notices. There is no obligation to adhere to this schedule, and doing so does not assure that the Policy will not lapse.

  Policyowner - The person named as the owner in the application, unless he or she has assigned ownership to someone else.

  Policy Anniversary - The same day and month as the Policy Date each year that the Policy remains in force.

  Policy Date- The date the Policy becomes effective, and the date from which Monthly Anniversaries, Policy Months, Policy
  Anniversaries and Policy Years are determined.

  Policy Month - A month that begins on the same day of each month as the Policy Date.

  Portfolio - A separate investment division of the Scudder
  Variable Life Investment Fund.  The Scudder Variable Life
  Investment Fund has seven Portfolios of Class A shares available for investment by the Variable Account: a Money Market
  Portfolio, a Bond Portfolio, a Capital Growth Portfolio, a
  Balanced Portfolio, a Growth
  and Income Portfolio, an International Portfolio, and a Global
  Discovery Portfolio.

  Policy Year - A year that starts on the Policy Date or on a Policy Anniversary.

  Proceeds - The amount payable under a Policy (a) upon the death of the Insured, (b) on the Maturity Date, or (c) upon the surrender of the Policy.

  Specified Amount - The minimum Death Benefit payable under the
  Policy so long as the Policy remains in force.

  Sub-Account- One of the subdivisions of the Variable Account.

  Valuation Day - Any day that Banner Life is open for business and the New York Stock Exchange is open for trading.

  Valuation Period - The period of time from the end of one
  Valuation Day to the end of the next Valuation Day.

  Variable Account Value - The sum of the Policy's value in each Sub-Account.

                               SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus and is qualified in its entirety by that detailed information. Any variations from information in this Prospectus, which may be required in certain states, are contained in supplements to this Prospectus or in the individual Policy delivered in a particular state, as appropriate. Unless otherwise indicated the description of the Policy contained in this Prospectus assumes that the Policy is in force and there is no Indebtedness.

  The Policy

  The Flexible Premium Variable Life Insurance Policy described in this Prospectus is a life insurance contract that provides for life insurance coverage on the named Insured up to age 95, cash values, surrender rights, loan privileges, and other features associated with conventional life insurance. The Policy is a "variable" policy because the cash value (called the "Account Value") will increase or decrease depending upon the investment experience of the Sub-Accounts of the Variable Account to which the Policyowner allocates the premium. The Death Benefit may also vary with that investment experience (depending on the Benefit option selected by the Policyowner) but, so long as the Policy is in force, will always be at least equal to the Specified Amount of the Policy. However, if and to the extent the Policyowner allocates premiums to Banner Life's General Account, then the Account Value is guaranteed. (The Account Value and Death Benefits under a conventional, fixed-benefit life insurance policy are guaranteed and do not vary with investment experience.) The minimum Specified Amount for which a Policy will be issued is $25,000.

  The Policy is a "flexible premium" policy because the Policyowner does not have to pay premiums according to a fixed schedule. The Policyowner will establish a schedule of planned premiums, but the failure to pay the Planned Annual Premiums will not necessarily cause the Policy to lapse nor will paying the Planned Annual Premiums necessarily keep the Policy in force to the Maturity Date. Additional premiums may be paid at the Policyowner's option at any time before the Maturity Date (within certain limits), and additional premiums may be required in order to keep the Policy in force. However, the Policy will not lapse if the Guaranteed Death Benefit Rider is in effect and the Policyowner has met the Guarantee Premium Requirement. In addition, the Policy will not lapse during the Guarantee Period of three years from the Policy

  Date if the guarantee premium requirement has been met.
  (See Lapse, Grace Period, Guaranteed Death Benefit Rider and
  Reinstatement.) An unscheduled or additional premium payment may have Federal income tax consequences. (See Federal Tax Matters.)
  Generally no Policy will be issued covering an Insured over age 80 at the outset.

  Subject to the terms of any Beneficiary designation or assignment, during the Insured's lifetime the Policyowner may:

  (1)   assign or surrender the Policy;

  (2)  obtain a Policy loan;

  (3)   obtain a partial surrender;

  (4) transfer Account Value among the Sub-Accounts and the General Account;

  (5)  make a change in the Policy with Banner Life's consent;

  (6)  transfer the ownership of the Policy; and

  (7) exercise other rights and receive other benefits as defined in the Policy.

  The Variable Account



  The Policyowner determines the allocation of the premiums and Account Value among the Sub-Accounts of the Variable Account and the General Account. (See Premiums and Allocation of Premiums.) The Variable Account currently has seven Sub-Accounts. The Sub-Accounts invest solely in shares of a corresponding portfolio of the Scudder Variable Investment Fund (the "Fund"), which currently has the following seven separate investment portfolios of Class A shares: the Money Market Portfolio, the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio and the Global Discovery Portfolio (collectively the "Portfolios"). Each of the Portfolios has a different investment objective.
  (See Scudder Variable Life Investment Fund.)

  Transfers

  The Policyowner may transfer all or part of the Account Value among the Sub-Accounts or between one or more Sub-Accounts and the General Account. Currently, there is no limit on the frequency of transfers from a Sub-Account (however, Banner Life reserves the right to impose such a limit in the future). There currently is no charge for the first four transfers in a Policy Year. There currently is a charge of $15 for the fifth and each subsequent transfer in each Policy Year (Banner Life reserves the right to impose a charge of up to $25 for all transfers). The minimum amount that may be transferred is $500 or, if less, the entire value of the Sub-Account or General Account from which the transfer is being made (excluding amounts in the General Account securing Policy loans). (See Transfers.) Transfers from the General Account are limited in frequency, time, and amount, and are subject to postponement. (See The General Account.)

  Death Benefit

  The Policy provides for the payment of a Death Benefit upon the death of the Insured. The Policy contains two Benefit options, Type A Option and Type B Option. Under Type A Option (the "variable" Death Benefit option), the Death Benefit will be at least the Specified Amount plus the Account Value on the date of the Insured's death. Under Type B Option, the Death Benefit will be at least the Specified Amount.

  Under either Benefit option, so long as the Policy remains in force, the Death Benefit will not be less than the Specified
  Amount.  The Death Benefit may, however, exceed the Specified
  Amount. The amount by which the Death Benefit exceeds the Specified Amount depends upon the Benefit option chosen and the Account Value of the Policy. Under either option, the Death
  Benefit will be no less than the Account Value on the date of the Insured's death multiplied by the applicable corridor percentage. (See Death Benefit.) The Death Benefit Proceeds will be reduced by any Indebtedness and any due and unpaid charges. The Death Benefit may be paid in a lump sum or under a Payment Option. (See Payment Options.)

  At any time after the first Policy Year, the Policyowner may adjust the Death Benefit by increasing or decreasing the Specified Amount. (Such an increase or decrease may have Federal income tax consequences. See Federal Tax Matters.) In addition, the Policyowner may change the Benefit option. Changing the Specified Amount and Death Benefit option are both subject to certain restrictions. (See Death Benefit - Change in Benefit Option; Death Benefit - Change in Specified Amount; or Death Benefit - Decrease in Specified Amount.)

  Account Value

  On the Issue Date the Account Value equals the amount of the first net premium less the monthly deduction for the month following the Policy Date. Thereafter, the Account Value will increase or decrease from day to day depending on the investment experience of the selected Sub-Accounts. There is no guaranteed minimum Account Value. The Policyowner may surrender the Policy at any time for its Cash Surrender Value, which is equal to the Account Value reduced by any Indebtedness and any applicable surrender charge. The Policyowner may also make a partial surrender and obtain a portion of the Account Value at any time. Surrenders may have adverse tax consequences. (See Federal Tax Matters.) Partial surrenders may be subject to a surrender charge and will reduce both the Account Value and Death Benefit. Therefore, partial surrenders that would reduce the Death Benefit below $25,000 are not permitted.

  The Account Value is equal to the sum of the Variable Account Value and the General Account Value. The Account Value will reflect the premiums paid, the investment experience of the selected Sub-Accounts, any Policy loan activity, any partial surrenders, the charges imposed in connection with the Policy, and indirectly the expenses of the Fund. (See Account Value.) Accordingly, although the Policy offers the possibility that the Account Value will increase, there is no assurance that it will increase and it may decrease.

  The Variable Account Value is equal to the sum of the values of each Sub-Account. (See Account Value - Variable Account Value.) The minimum General Account Value is guaranteed by Banner Life.
  (See The General Account - General Account Value.)

  Charges and Deductions

  A surrender charge composed of a flat amount for underwriting administrative costs and a percentage of premiums paid in the first two Policy Years up to one guideline annual premium for sales expenses may be imposed in the event of a full surrender during the first ten Policy Years. The flat amount is $200 and the percentage is 27.5% of premiums for the first five Policy Years, and these amounts will grade down to zero over the next five Policy Years. (See Surrender Charges.)

  In any event, the surrender charge will not exceed $200 plus
  27.5% of one guideline annual premium. For this purpose, the guideline annual premium will be deemed never to exceed $141 per $1,000 of Specified Amount.

  A partial surrender charge is imposed upon a partial surrender. The charge is the full surrender charge multiplied by the ratio of the partial surrender amount to the Cash Surrender Value, plus up to $25 for administrative costs. (See Surrender Charges.)

  Additional surrender charges are imposed on surrendered amounts attributable to an increase in the Specified Amount. The charge is composed of a flat amount for underwriting administrative costs and a percentage of premiums attributable to the increase paid in the two years following the increase up to the guideline annual premium attributable to the increase for sales expenses. The flat amount is $200 and the percentage is 27.5% for five years after the date of the increase, and these amounts will grade down to zero over the next five years. (See Surrender Charges.)

  Banner Life imposes a 5% premium expense charge against each premium prior to its allocation to the selected Sub-Accounts and/or the General Account. The premium expense charge consists of a 2.5% sales charge and a 2.5% charge for premium taxes. (See Premium Expense Charge.) The surrender charge, imposed on certain surrenders, also includes a sales charge (see above).

  A "monthly deduction" will be deducted from the Account Value on each Monthly Anniversary. The monthly deduction consists of the cost of insurance charge, described below, an administrative expense charge (which is currently $5 per month, and is guaranteed not to exceed $7.50 per month) and the cost of any additional benefits provided by rider. (See Monthly Deduction.)

  The monthly cost of insurance charge is based on the Policy's net amount at risk (which is equal to the difference between the Death Benefit divided by 1.0032737 and the Account Value on the monthly anniversary) and on the Attained Age, sex and risk class of the Insured. Annual cost of insurance rates will be determined by Banner Life based upon its expectations as to future mortality experience. The cost of insurance rates are guaranteed not to exceed the maximum cost of insurance rates specified in the Policy. (See Monthly Deduction - Cost of Insurance.)

  A daily charge, currently at an effective annual rate of .75% of the average daily net assets of each Sub-Account (and guaranteed not to exceed .90%), will be deducted from the Sub-Accounts for Banner Life's assumption of certain mortality and expense risks incurred in connection with the Policy. (See Variable Account Charges - Mortality and Expense Risk Charge.)

  The value of the net assets of the Sub-Accounts will also reflect the investment management fee and other expenses incurred by the Fund because the Variable Account purchases shares of the Fund.

  Banner Life may also impose a transfer charge of up to $25 on each transfer request. Currently the first four transfer requests each Policy Year are free, and additional transfer requests cost $15 each. (See Other Changes - Transfer Charge.) There is also a charge of $25 for each projection of values after the first projection in each Policy Year. (See Other Charges.)

  Illustrations

  Sample projections of hypothetical Death Benefits, Cash Surrender Values, and Account Values are included in Appendix A to this Prospectus. These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, the charges and deductions, and generally in comparing this Policy to other life insurance policies. These projections also show the value of the planned premiums accumulated with interest, and show that if the Policy is surrendered in the early Policy Years, the Cash Surrender Value payable may be low compared to the premiums accumulated at interest. This reflects the cost of insurance protection and other charges prior to surrender, and demonstrates that the Policy should not be purchased as a short-term investment.

  Tax Treatment

  Banner Life believes that a Policy issued on a standard premium class basis generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued on a substandard basis or a Policy issued with a Primary Insured Term Rider, there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy.

  Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the

  Beneficiary generally should not be taxed on these proceeds.
  (See "Tax Status of the Policy," page 31.)

  Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59.5 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, see "Tax Treatment of Policy Benefits," page 32.)

  If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," page 33.)

  Correspondence

  All correspondence regarding the Policy should be addressed or directed to the sales agent who sold the Policy or to Banner Life at the following address:

       Banner Life Insurance Company
       1701 Research Boulevard
       Rockville, Maryland  20850
       Phone: (800) 638-3350

  All inquiries should include the Policy number and the Insured's name and Owner's name, if different.

  This Prospectus describes only the variable or Variable Account aspects of the Policy, except where fixed or General Account aspects are specifically mentioned. For a brief summary see The General Account.

    BANNER LIFE INSURANCE COMPANY AND BANNER LIFE SEPARATE ACCOUNT

  Banner Life Insurance Company

  Banner Life Insurance Company ("Banner Life") is a stock life insurance company that is a wholly owned subsidiary of Legal and General Life Insurance Company of America, Inc., which is a wholly owned subsidiary of Legal and General America, Inc., which in turn is wholly owned by Legal and General Netherlands - Holdings BV, which is a wholly-owned subsidiary of Legal & General International Limited, a United Kingdom based holding company. The ultimate controlling entity is Legal and General Group Plc, a United Kingdom company. Banner Life is principally engaged in offering universal life and term insurance and is licensed in the District of Columbia and all states except Maine and New York.

  Banner Life is the successor to Government Employees Life Insurance Company ("GELICO"), which was a subsidiary of GEICO Corporation. GELICO was organized as a District of Columbia corporation on April 28, 1949. GELICO changed its name to Banner Life Insurance Company, and became a wholly owned indirect subsidiary of Legal and General Group Plc on December 1, 1983.

  Banner Life Variable Account

  Banner Life Variable Account (the "Variable Account") is currently divided into seven Sub-Accounts. Each Sub-Account invests exclusively in shares of a single portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account of the Variable Account or arising out of any other business Banner Life may conduct.

  Although the assets in the Variable Account are the property of Banner Life, the assets in the Variable Account attributable to the Policies are not chargeable with liabilities arising out of any other business which Banner Life may conduct. The Variable Account was established by Banner Life as a segregated asset account on September 3, 1987. The Variable Account will receive and invest the premiums allocated to it under the Policies.

  The Variable Account has been registered as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or Banner Life by the Commission.

  Scudder Variable Life Investment Fund

  The Variable Account invests in shares of the Scudder Variable Life Investment Fund (the "Fund"), a mutual fund of the series type. The Fund consists of the following portfolios of Class A shares: a Money Market Portfolio, a Bond Portfolio, a Capital Growth Portfolio, a Balanced Portfolio, a Growth and Income Portfolio, an International Portfolio and a Global Discovery Portfolio (collectively, the "Portfolios"). The assets of each Portfolio of the Fund are held separate from the assets of the other Portfolios. Thus, each Portfolio operates as a separate investment portfolio, and the income or losses of one Portfolio have no effect on the investment performance of any other Portfolio.

  The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any of the Portfolios will achieve its stated objectives. More detailed information, including a description of risks, is in the Fund's prospectus, which accompanies this Prospectus and which should be read carefully in conjunction with this Prospectus and kept for future reference.

  The Fund is designed to provide investment vehicles for variable annuity or variable life insurance contracts of various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Fund's prospectus.

  Portfolios of the Fund

  The following seven Portfolios of the Fund are available under the Policies:

  Money Market Portfolio (Class A Shares). This Portfolio seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. The Portfolio purchases money market securities such as U.S. Treasury obligations, commercial paper, and certificates of deposit and banker's acceptances of domestic and foreign banks, including foreign branches of domestic banks, and enters into repurchase agreements. An investment in this Portfolio is neither insured nor guaranteed by the U.S. government, and there is no assurance that the portfolio will be able to maintain a stable net asset value.

  Bond Portfolio (Class A shares). This Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including
  U.S. Government, corporate, and other
  notes and bonds paying high current income. The Portfolio may also invest in preferred stocks consistent with the Portfolio's objectives.

  Capital Growth Portfolio (Class A shares). This Portfolio seeks long-term capital appreciation and, consistent therewith, current income through a broad and flexible investment program. The Portfolio seeks to achieve these objectives by investing primarily in income producing, publicly-traded equity securities, such as common stocks and securities convertible into common stock, with an emphasis on securities of established companies. However, in order to reduce risk, as market or economic conditions may periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term indebtedness.

  Balanced Portfolio (Class A shares). The investment objective of this Portfolio is to realize a high level of long-term total rate of return consistent with prudent investment risk. The assets of this Portfolio will be invested in the following three market sectors: (1) common stock, preferred stock, and other equity securities; (2) bonds and other debt securities with maturities generally exceeding one year; and (3) money market instruments and other debt securities with maturities generally not exceeding one year.

  Growth and Income Portfolio (Class A shares). This Portfolio seeks long-term growth of capital, current income and growth of
  income.   The Portfolio invests primarily in common stocks,
  preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends. The Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes. The Portfolio attempts to achieve its investment objective by investing heavily in dividend-paying stocks, preferred stocks and securities convertible into common stocks. The Portfolio may also invest in foreign securities and in repurchase agreements.

  International Portfolio (Class A shares). This Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and not to concentrate investments in any particular industry. The Portfolio primarily invests in equity securities, and it may also invest in fixed income securities of foreign governments and companies.

  Global Discovery Portfolio (Class A shares).  This Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located thoughout the world. The Portfolio is designed for investors looking for above-average appreciation potential (when compared with the overall domestic stock market as reflected by Standard & Poor's 500 Composite Price Index) and the benefits of investing globally, but who are willing to accept above-average stock market risk, the impact of currency fluctuation and little
  or no current income.   The Portfolio generally invests in small,
  rapidly growing companies that offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus under-valued by the market. The Portfolio has the flexibility to invest in any region of the world. It can invest in companies based in emerging markets as well as firms operating in developed economies.

  Fund Management and Fees

  Scudder, Stevens & Clark, Inc. (the "Adviser"), provides management and investment advisory services to the Fund. The Adviser provides investment research and portfolio management services to a number of mutual funds and other clients. Each Portfolio pays the Adviser a fee for its investment advisory services at the following annual rates:

                           Percentage of the Portfolio's
  Portfolio                Average Daily Net Asset Value

  Money Market Portfolio*            .370%
  Bond Portfolio*                    .475%
  Capital Growth Portfolio*          .475%
  Balanced Portfolio*                .475%
  Growth and Income Portfolio*       .475%
  International Portfolio*           .875%
  Global Discovery Portfolio*        .975%

  * Class A shares

                      POLICY RIGHTS AND BENEFITS

  Account Value

  Each Policy has an Account Value. The Account Value forms the basis for the Cash Surrender Value, which the Policyowner can obtain by completely or partially surrendering the Policy or by taking out a Policy loan although such transactions may be taxable. (See Federal Tax Matters.) The Account Value can also affect the amount of the Death Benefit above any minimum.

  The Account Value on the Issue Date will be equal to any net premiums received on or before the Issue Date less any monthly deductions due on or before the Issue Date. (See Charges and Deductions.)

  On any subsequent Valuation Day the Account Value is equal to the Variable Account Value plus the General Account Value. The following discussion relates only to the Variable Account. The General Account is discussed elsewhere in this Prospectus. (See The General Account.)

  Variable Account Value. The Variable Account Value is equal to the sum of the values of each Sub-Account. The value of each Sub-Account is calculated first on the Issue Date and thereafter on each Valuation Day. The value held in any Sub-Account is equal to the number of Sub-Account units allocated to the Policy multiplied by that Sub-Account's unit value.

  For each Sub-Account, the unit value was initially set at $1.00. The unit value for each subsequent Valuation Period is the Net Investment Factor for that Valuation Period multiplied by the unit value for the immediately preceding Valuation Period. Each Valuation Period has a single unit value which applies for each day in the period.

  The Net Investment Factor measures the investment performance of a Sub-Account during a Valuation Period. Each Sub-Account has its own distinct Net Investment Factor. The Net Investment Factor of a Sub-Account for a Valuation Period is equal to the result of dividing (1) minus (2) by (3) and then subtracting (4), where:

  (1)  is the value of the net assets of the shares of the Fund
       Portfolio held by the Sub-Account, determined at the end of the Valuation Period;

  (2) is any amount charged against the Sub-Account for taxes which we may consider necessary or any amount set aside during the Valuation Period by Banner Life as a provision for taxes attributable to the operation or maintenance of the Sub-Account;

  (3)  is the value of the net assets of the shares of the Fund
       Portfolio held by the Sub-Account, determined at the end of the preceding Valuation Period; and

  (4) is the charge imposed each day in the Valuation Period to compensate Banner Life for certain mortality and expense risks assumed, which will never be more than an annual rate of .90% of the net assets of the Sub-Account and is currently set at 0.75%.

  The Net Investment Factor may be greater or less than one; therefore, the valuation of a unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of underlying Fund shares because of Policy charges, any charge or credit for tax reserves, and the effect of the various purchase and sale transactions on any particular day.

  The number of Sub-Account units allocated to a Policy will increase when:

  (1)  net premiums are allocated to that Sub-Account; and

  (2) transfers from other Sub-Accounts or the General Account are allocated to that Sub-Account.

  The number of Sub-Account units allocated to a Policy will decrease when:

  (1) transfers to other Sub-Accounts or to the General Account are made from that Sub-Account;

  (2) a portion of the monthly deduction is allocated to that Sub-Account;

  (3) any loan or loan interest is transferred from that Sub-Account; and

  (4) any partial surrender and its partial surrender charge is allocated to that Sub-Account.

  The number of Sub-Account units added or subtracted by each transaction is determined by dividing the dollar amount of the transaction by the unit value on the date of the transaction.

  Surrenders

  The Policyowner may surrender the Policy for its Cash Surrender Value at any time before the Maturity Date while the Insured is alive by sending a written request to Banner Life. The surrender will be effective on the date the written request is received at Banner Life's Administrative Office or any subsequent date the Policyowner may specify.

  If a Policy is surrendered, Banner Life will pay the Cash Surrender Value, which is the Account Value less any Indebtedness and less the surrender charge, if any. (See Surrender Charges.) The Proceeds may be received in a lump sum or under a Payment Option. (See Payment Options.) Coverage under the Policy will terminate as of the date the surrender is effective. Surrenders may have Federal income tax consequences. (See Federal Tax Matters.)

  Partial Surrenders

  A partial surrender may be made after the first Policy Year, and prior to the Maturity Date, by written request. (Partial surrenders may also have Federal income tax consequences. See Federal Tax Matters.) The minimum amount which will be paid as a partial surrender is $500. In addition, the Cash Surrender Value after a partial surrender must be at least $1,000. Partial surrenders may be subject to a surrender charge and a transaction fee of up to $25, and may be taxable transactions. (See Surrender Charges.) Banner Life reserves the right to limit the number of partial surrenders in a Policy Year.

  When a partial surrender is made, the amount of the partial surrender (including any partial surrender charge) will be deducted from the Account Value, and if the Benefit Type B Option is in effect (See Death Benefit), the Specified Amount will be decreased by any amount necessary to ensure that the net amount at risk is not increased after the partial surrender. The decrease will reduce first the Specified Amount provided under the original application and then increases in the Specified Amount in the order of those increases. (Banner Life reserves the right to restrict partial surrenders that would decrease the Specified Amount in the first five Policy Years.) Those partial surrenders may affect the way in which the cost of insurance is calculated. (See

  Monthly Deduction - Cost of Insurance; Death Benefit - Methods of Affecting Insurance Protection.) If the Benefit Type A Option is in effect, the Specified Amount will not change.

  A partial surrender cannot be made if it would result in reduction of the Specified Amount to less than the greater of (a) $25,000; or (b) under Type A Option Policies, the Account Value multiplied by the applicable corridor percentage, less the Account Value; or (c) under Type B Option Policies, the Account
  Value multiplied by the applicable corridor percentage.

  The Policyowner may specify how a partial surrender should be allocated among the General Account and the Sub-Accounts of the Variable Account, provided that the minimum amount remaining in the General Account or any Sub-Account is at least $100. If the Policyowner does not so specify, the partial surrender will be allocated among the General Account and the Sub-Accounts in proportion to the values in each.

  Policy Loans

  While the Policy is in force the Policyowner may obtain all or part of the available loan value by written notice. The Policy, assigned to Banner Life, is the only security needed. Loan payments may be deferred (See General Provisions - Postponement of Payments), however, a Policy loan used to pay a premium on any Policy issued by Banner Life will not be postponed. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

  The loan value will be 90% of the Account Value of the Policy, minus the surrender charge, if any. The available loan value will be the loan value less the sum of:

  (1)  any existing Policy loan;

  (2)  loan interest in advance to the next Policy Anniversary; and

  (3)  any due and unpaid monthly deductions.

  Interest on Policy loans will be payable in advance from the date of the loan to the next Policy Anniversary at the annual interest rate of 7.4% (which is equivalent to an annual rate of 8.0% if paid in arrears). Interest is payable in advance at the beginning of each Policy Year (if a loan is repaid during the year, Banner Life will return any unearned interest to the Account Value). If interest is not paid when due, it will be added to the loan and bear interest at the same rate. This capitalization of interest may have Federal income tax consequences. In addition, there are limits on the deductibility of interest on Policy loans for Federal income tax purposes.
  (See Federal Tax Matters.)

  When a Policy loan is made or if interest is not paid when due, a transfer sufficient to secure the loan will be made from the Variable Account to the General Account. This amount will earn interest at an annual rate of at least 4%. The Policyowner may allocate the transfer among the Sub-Accounts, providing that the amount remaining in any Sub-Account is at least $100. If the Policyowner does not make such an allocation, Banner Life will allocate the transfer in proportion to the account value in each Sub-Account of the Variable Account.

  At all times when a Policy loan is outstanding, there must be sufficient value in the General Account to secure the Indebtedness.

  A Policy loan may be repaid in full or in part, in minimum amounts of $50 (or any remaining loan outstanding, if less), at any time while the Policy is in force. Failure to pay back a loan will not terminate the Policy unless the Indebtedness equals or exceeds the Cash Surrender Value. (See Lapse, Grace Period, Guaranteed Death Benefit Rider and Reinstatement - Lapse.)

  When a loan repayment is made, the Policyowner may request that value in the General Account, related to that repayment, be transferred to one or more Sub-Accounts of the Variable Account. Otherwise, such amount will remain in the General Account.

  A Policy loan will permanently affect the Account Value of a Policy, and may permanently affect the amount of the Death Benefit, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the Sub-Accounts selected by the Policyowner is less than or greater than the interest rate credited to the value in the General Account securing the loan. In comparison to a Policy under which no loan was made, Account Values will be lower if the General Account interest rate is less than the investment performance of the Sub-Accounts, and greater if the General Account interest rate is higher than the investment performance of the Sub-Accounts. If Policy loan interest is not paid but is taken out of the Account Value, this would also affect the Account Value and Death Benefit.

  Transfers

  The Policyowner may transfer all or part of the Account Value among the Sub-Accounts or between one or more Sub-Accounts and the General Account.

  Transfers may be made by a written request. Currently, there is no limit on the frequency of transfers from a Sub-Account (however, Banner Life reserves the right to impose such a limit in the future). Transfers from the General Account are limited in frequency, time, and amount, and are subject to postponement. (See The General Account.)

  The minimum amount that may be transferred from a Sub-Account of the Variable Account is $500 or, if less, the entire value of the Sub-Account from which the transfer is being made. Transfers from a Sub-Account will generally occur at the end of the day on which the written request is received. (See General Provisions - Postponement of Payments.)

  Currently, there is no charge for the first four transfer requests each Policy Year. A $15 charge is currently imposed on the fifth and each subsequent transfer request. Banner Life reserves the right to impose a charge of up to $25 on all transfer requests. Transferring Account Value from two Sub-Accounts into another Sub-Account or the General Account counts as one transfer request. Similarly, transferring Account Value from one Sub-Account into two Sub-Accounts counts as one transfer request.

  Death Benefit

  The Policy provides two Benefit options and the Policyowner selects one of the options in the application. The Death Benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force.
  (See Lapse, Grace Period, Guaranteed Death Benefit Rider and Reinstatement.) The minimum Specified Amount is $25,000.

  Type A Option. Under Type A Option, the Death Benefit will be the greater of (i) the Specified Amount plus the Account Value on the date of death, or (ii) the Account Value on the date of death multiplied by the applicable corridor percentage. The applicable corridor percentage is 250% for an Insured attained age 40 or below. For Insureds with an Attained Age over 40, the percentage declines as shown in the Corridor Percentage Table in Appendix B. Accordingly, under Type A Option the Death Benefit will always vary as the Account Value varies. Policyowners who prefer to have favorable investment performance and any additional premiums above the Guarantee Premiums reflected in increased Death Benefits should select Type A Option. Examples illustrating the Type A Option are in Appendix B.

  Type B Option. Under Type B Option, the Death Benefit will be the greater of (i) the Specified Amount, or (ii) the Account
  Value on the date of death multiplied by the applicable corridor percentage. The applicable corridor percentage is the same as under Type A Option: 250% for an Insured attained age 40 or below and for Insureds with an Attained Age over 40, the percentage declines as shown in the Corridor Percentage Table in Appendix B. Accordingly, under Type B Option the Death Benefit will remain level unless the Account Value multiplied by the applicable corridor percentage exceeds the Specified Amount, in which case the Death Benefit will vary as the Account Value varies. Policyowners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and any additional premiums above the Guarantee Premiums reflected in higher Account Value, rather than increased insurance coverage, generally should select Type B
  Option.  Examples illustrating the Type B Option are in Appendix
  B.

  Change in Benefit Option. The Policyowner may change the Benefit option by sending a written request to Banner Life. The effective date of change will be the Monthly Anniversary on or next following the date the request is received by Banner Life or the date the change is approved by Banner Life if evidence of insurability is requested. A change in the Benefit Option may have Federal income tax consequences. (See Federal Tax Matters.)

  If the Benefit option is changed from Type A Option to Type B Option, the Specified Amount after the change will equal the Specified Amount before the change plus the Account Value on the effective date of the change (i.e., the Specified Amount will be increased to equal the Death Benefit on the effective date of the change).

  If the Benefit option is changed from Type B Option to Type A Option, the Specified Amount after the change will equal the Specified Amount before the change less the Account Value on the effective date of the change (i.e., the Specified Amount will be decreased to equal the Death Benefit less the Account Value on the effective date of the change). Banner Life will not allow such a change if it would result in a Specified Amount which is less than the minimum Specified Amount. This change is subject to the premium limitation provision. (See Premiums - Premium Limitation.)

  No increased sales charges will be imposed upon a change in Benefit option, nor will such a change in and of itself result in an immediate change in the Account Value. Surrender charges are not affected by a change in Benefit option. If, however, prior to or accompanying a change in the Benefit option there has been an increase in the Specified Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction - Cost of Insurance.)

  Increase in Specified Amount. The Policyowner may request an increase in the Specified Amount at any time after the first Policy Year by submitting a written application. Banner Life will also require additional satisfactory evidence of insurability. The increase may not be less than $10,000. The effective date of the increase will be the Monthly Anniversary on or next following the date the increase is approved. Although an increase need not necessarily be accompanied by an additional premium, on the effective date of the increase the Cash Surrender Value must be sufficient to cover the monthly deduction on the effective date of the increase to prevent the Policy from lapsing. (See Monthly Deduction and Lapse, Grace Period, Guaranteed Death Benefit Rider and Reinstatement - Lapse.) Requesting an increase in the Specified Amount will result in certain additional or higher charges, including an increased surrender charge. (See Charges and Deductions.) An increase in the Specified Amount may have Federal income tax consequences. (See Federal Tax Matters.)

  The increase in surrender charges will be payable for ten years from the date of increase, and will be based on a flat amount plus a percentage of any increase in premiums paid during the two years following the increase in Specified Amount up to the guideline annual premium attributable to the increase. (See Surrender Charges.) Banner Life will provide the Policyowner with a revised table of full surrender charges for the Policy.

  The Policyowner may cancel any increase in Specified Amount, for a limited period following the increase, by giving written notice to Banner Life's Administrative Office or to the agent through whom the increase was arranged. (See Right to Examine Policy.)

  Decrease in Specified Amount. The Policyowner may request a decrease in the

  Specified Amount any time after the first Policy Year. Any decrease in the Specified Amount will become effective on the Monthly Anniversary on or following receipt of a written request by Banner Life. Banner Life reserves the right to limit the amount of any decreases in the Specified Amount during the first five Policy Years and the Specified Amount may not be decreased below $25,000. Under Type A Option the Specified
  Amount may not be decreased below the Account Value times the applicable corridor percentage, less the Account Value, and under Type B Option it may not be decreased below the Account Value times the applicable corridor percentage. If, following the decrease in Specified Amount, the Policy would not comply with the premium limitation (See Premiums - Premium Limitation), the decrease may be limited or Account Value may be returned to the Policyowner (at the Policyowner's election), to the extent necessary to meet these requirements. Any decrease in the Specified Amount will reduce insurance (and therefore the net amount at risk) in the following order:

  (a)  insurance provided by the most recent increase;

  (b) insurance provided by the next most recent increases, successively; and

  (c)  insurance provided under the original application.

  Decreases in the Specified Amount will affect the cost of insurance charge. (See Monthly Deduction - Cost of Insurance.) The surrender charge will not be affected by a decrease in the Specified Amount. A decrease in the Specified Amount may have Federal income tax consequences. (See Federal Tax Matters.)

  Methods of Affecting Insurance Protection. The pure insurance protection provided by a Policy is the difference between the Death Benefit and the Account Value, and the Policyowner can change this in several ways as his/her insurance or other needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premiums, and, to a lesser extent, partially surrendering the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

  (a) A decrease in the Specified Amount will, subject to the applicable corridor percentage limitations (See Death
       Benefit), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Account Value.

  (b) An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of Account Value and the resultant applicable corridor percentage. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

  (c) An increased level of premiums will increase the Account Value and reduce the pure insurance protection, until the applicable corridor percentage of Account Value exceeds either the Account Value plus the Specified Amount (if Type A Option is in effect) or the Specified Amount (if Type B Option is in effect). Increased premiums should also increase the amount of funds available to keep the Policy in force. An increased level of premiums may have Federal income tax consequences. (See Federal Tax Matters.)

  (d) A reduced level of premiums generally will increase the amount of pure insurance protection, depending on the applicable corridor percentage limitations. It also will result in a reduced amount of Account Value and will increase the possibility that the Policy will lapse.

  (e)  A partial surrender will reduce the Death Benefit.  (See
       Partial Surrenders.) However, it only affects the amount of pure insurance protection if the Death Benefit is based on the applicable corridor percentage of Account Value, because otherwise the decrease in the Death Benefit is offset by the amount of Account Value withdrawn. The primary use of a partial surrender is to withdraw cash and reduce the Account Value.

  In comparison, an increase in the Death Benefit Proceeds payable due to the operation of the applicable corridor percentage occurs automatically and is intended to help assure that the Policy remains qualified as life insurance under federal tax law. The calculation of the Death Benefit based upon the applicable corridor percentage occurs only when the Account Value of a Policy reaches a certain proportion of the Specified Amount (which may or may not occur). Additional premiums, favorable investment performance and large initial premiums tend to increase the likelihood of the applicable corridor percentage becoming operational after the first few Policy Years. Such increases will be temporary, however, if the investment performance becomes unfavorable and/or premiums are stopped or decreased.

  Payment of Death Benefit Proceeds. Banner Life generally will pay the Death Benefit Proceeds within 7 days after receipt of due proof of the Insured's death. (See General Provisions - Postponement of Payments.) Banner Life will add interest to the Death Benefit from the date of death to the date of payment if required by applicable law. The Death Benefit may be paid in a lump sum or under one of the Payment Options set forth in the Policy. (See Payment Options - Payment of Proceeds.)

  Banner Life will accept as due proof of death of the Insured a completed Claimant's Certificate, which will be furnished by Banner Life, together with a certified copy of the Certificate of Death. In some circumstances, Banner Life may require additional information to verify due proof of death even though a Certificate of Death is furnished.

  Right to Examine Policy

  The Policyowner may cancel the Policy within the later of 10 days from the date of receipt of the Policy, 10 days from the mailing or personal delivery to the Policyowner of the notice of the right of withdrawal, or 45 days from the date the Policyowner signs Part 1 of the application. If the Policyowner cancels the Policy within this time period, Banner Life will refund any premium paid.

  To cancel the Policy, the Policyowner should return it to the agent through whom it was purchased or to Banner Life's Administrative Office or such other method as described in the contract. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See General Provisions - Postponement of Payments.)

  Similarly, the Policyowner may cancel any increase in Specified
  Amount by giving written notice to Banner Life's Administrative
  Office or to the agent through whom the increase was arranged before the latest of:

  (1) 10 days from the date of receipt of the Policy amendment showing the increase;

  (2) 10 days from the mailing or personal delivery to the Policyowner of the notice of the right of withdrawal; or

  (3) 45 days from the date the Policyowner signs the application for the increase.

  Canceling an increase does not require Banner Life to return any premiums that may have been paid, although Banner Life reserves the right to return any premiums associated with or allocable to a canceled increase in Specified Amount.

  Right to Exchange for Fixed Life Insurance

  For two years after the Issue Date, the Policyowner may exchange the Policy for a flexible premium life insurance policy. The Account Value of the new policy will not increase or decrease with the investment performance of the Variable Account. To accomplish this, Banner Life will transfer, without charge, the entire Variable Account Value to the General Account. (See The General Account.) All future premiums will be allocated only to the General Account. The issue age, premium class and net amount at risk will be the same as those of the Policy being exchanged.

  If the Policyowner increases the Specified Amount of the Policy (and such increase is not the result of a change in Benefit option), then during the two years following the increase the Policyowner may convert the Policy to a flexible premium life insurance policy issued by Banner Life subject to the same conditions and principles applicable to a conversion of a newly issued Policy. Alternatively, the Policyowner can convert only the increased amount simply by a transfer to the General Account, and if this is done then there will be no transfer fee for the conversion.

  Voting Rights

  To the extent required by law, Banner Life will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation or general practice in respect thereof should change, and as a result Banner Life determines that it is allowed to vote the Fund's shares in its own right, Banner Life may elect to do so.

  The number of votes which a Policyowner has the right to instruct will be calculated separately for each Sub-Account. The number of votes which each Policyowner has the right to instruct will be determined by applying the Policyowner's percentage interest in the Sub-Account (based on the Variable Account Value) to the total number of votes attributable to the Sub-Account.
  Fractional votes will be counted. The number of votes of a Portfolio which the Policyowner has the right to instruct will be determined as of a date established by Banner Life, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting. Each person having a voting interest in a Sub-Account will receive proxy material, reports and other materials relating to the appropriate Portfolio.

  Banner Life will vote Fund shares attributable to the Policies as to which no timely instructions are received and any Fund shares held by Banner Life as to which Policyowners have no beneficial interest, in proportion to the voting instructions which are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

  Disregard of Voting Instructions. Banner Life may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective or policies of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio. In addition, Banner Life itself may disregard voting instructions in favor of changes initiated by a Policyowner(s) in the investment policy or the investment advisor of a Portfolio of the Fund if Banner Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Banner Life determined that the change would have an adverse effect on its general account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event Banner Life does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

  Additional Benefits Provided by Rider

  In addition to the basic rights and benefits summarized above, the Policy may provide additional benefits if the Policyowner has elected to have one or more riders added to the Policy. The riders currently available are briefly summarized below, but the following descriptions are qualified in their entirety by the actual riders, which should be consulted for a complete description of the benefits provided and the restrictions, exceptions, and limitations that may be applicable. Of course, the benefits provided by rider do not apply unless the rider is in force at the applicable time. All Riders may not be available in all states.

  There is a separate charge for each rider. The charge will vary depending on factors such as age, sex, and risk classification.
  The charge is included in the monthly deduction.  (See Monthly
  Deduction.)

  Certain combinations of riders are not permitted. Neither the Waiver of Monthly Deduction Benefit Rider nor the Mortgage
  Disability Income Rider can be combined with the Disability
  Benefit Rider.

  Waiver of Monthly Deduction Benefit Rider. This rider provides that Banner Life will waive the monthly deduction if the insured becomes totally disabled (as defined in the rider) prior to age 65 while the Policy and the rider are in force. The waiver applies to the monthly cost of insurance charges for the Policy and the monthly administrative charge. The waiver does not begin until the insured has been disabled for six months. If the disability occurs before age 60, the waiver continues until maturity, surrender, or termination as long as the insured continues to be totally disabled. If the disability occurs after age 60 and before age 65, the waiver continues until age 65 or during the first year of the disability, whichever is longer. (The rider terminates at age 65).

  It is important to note that this rider does not necessarily prevent the Policy from lapsing even if the monthly deduction is being waived, because nevertheless the Account Value can be reduced to zero due to negative investment performance.

  Accidental Death Benefit Rider. This rider provides that Banner Life will pay the accidental death benefit amount, in addition to the death benefit provided under the basic coverage, if the insured dies from an "accidental death," as defined in the rider. Generally, an accidental death is one that occurs within 90 days of an accidental bodily injury or an accidental drowning and that results directly from that accidental occurrence. The accidental death can result from a disease or infection, provided that such disease or infection results directly from an accidental bodily injury and begins within 30 days after the date of the injury.
  In addition, there are a number of specific exclusions listed in the rider. This rider terminates no later than age 70. The maximum amount available under this rider is the lower of (a) the sum of any Specified Amount plus the Primary Insured Term Rider (as described below) under the basic coverage or (b) $200,000.

  Primary Insured Term Rider. Term life insurance to age 95 is available through this rider on the life of the person insured under the basic coverage. This provides an additional death benefit, but no additional Account Value. The maximum amount available under the rider is five (5) times the Specified Amount under the basic coverage. This rider terminates upon maturity, surrender, or termination of the basic coverage, or upon the Policyowner's request.

  Other Insured Term Rider. This rider provides term life insurance to age 95 on a specified individual (the "other insured") other than the insured under the basic coverage (the "primary insured"). An insurable interest must exist between the "other insured" and the primary insured. This rider does not provide any additional Account Value. The maximum amount available is the initial Specified amount under the basic coverage plus the amount, if any, under a Primary Insured Term Rider. This rider may be converted, without evidence of insurability, to a permanent plan if the exchange is made before the "other insured" attains age 70. If the "other insured" survives the primary insured, he or she may convert this rider within sixty (60) days of the primary insured's death.

  Child Term Rider. This rider provides term life insurance on children of the primary insured. The minimum amount available is $5,000 (but the death benefit will be only $1,000 if the child's death occurs before 30 days of age), and the maximum amount available is $25,000. Each insured child should be named separately in the Policy. This rider terminates when the child reaches age 25. At certain times, this rider can be converted to a permanent life plan covering the insured child without evidence of insurability, but the conversion must be made before the insured child reaches age 25. If the primary insured dies while this rider is in force, the insurance on the child(ren) will continue to age 25 with no further premiums due.

  Spouse Term Rider. Term insurance to age 75 for the insured's spouse is provided by this rider. The maximum amount is the initial Specified Amount for the basic coverage plus the amount, if any, under a Primary Insured Term Rider. If the primary insured dies while the rider is in force, the insurance on the spouse will continue to age 75 with no further premiums due.
  This rider may be converted, without evidence of insurability, to a permanent plan of insurance if the conversion is made before the spouse attains age 70.

  Cost of Living Adjustment Rider. The Specified Amount of the Policy would be periodically increased to reflect increases in the Consumer Price Index while this rider is in force. The increases would take place every two years. However, there would be no further increases after the insured attains age 56 (or the fifth policy year, if later). Individual increases would never exceed $30,000 every two years (regardless of the actual change in the CPI) and the total of all increases in the Specified Amount as a result of the rider could never exceed $200,000. The monthly cost of insurance charge would be increased to reflect the increased Specified Amount since that would cause an increase in the net amount at risk. (See Monthly Deduction - Cost of Insurance.) Policyowners will be notified before an increase is to take effect, and they can elect not to accept the increase.
  If they elect not to accept the increase, no further increases will be offered, and the rider will terminate.

  Disability Benefit Rider. Upon continued total disability of the insured, this rider provides for monthly payments into the Account Value. The rider will only be issued with respect to insureds age 15 to 55. The benefit is only payable for total disabilities that (a) result from bodily injury or disease; (b) prevent the insured from working at an occupation for compensation or profit; (c) start while the rider is in force;
  (d) and continue for at least four months. However, certain permanent and total losses (listed in the rider) need not prevent working at an occupation in order for the disability benefits to be payable. Certain exclusions are listed in the rider (for example, disabilities resulting from self-inflicted injuries, from any act or incident of war whether declared or not, and from certain aircraft related activities are not covered). The benefit amount will be established at issue in units of $10.00. The rider terminates when the insured reaches age 60 (unless the insured is already disabled upon reaching age 60, in which case the rider does not terminate until recovery) or when the basic coverage terminates, whichever is earlier.

  It is important to note that even if disability benefit payments are being made into the Account Value under this rider, the Policy could still lapse. This might occur due to adverse investment experience or lack of sufficient benefit amounts to cover the monthly deduction, which would continue to be made. If the Policy does lapse, the rider will terminate and benefit payments will cease.

  Mortgage Disability Income Rider. This rider provides for monthly benefit payments to the insured upon his or her total disability. This differs from the Disability Benefit Rider in that cash payments are to be made directly to the insured instead of into the Policy's Account Value. The rider will only be issued with respect to insureds age 20 to 55 who have a mortgage. This rider pays benefits for the same total disabilities as the Disability Benefit Rider and is subject to the same limitations and exclusions. Also like that rider, the benefit amount will be established at issue in units of $10.00 with a minimum benefit of $250. The benefits under this rider do not increase the Account Value, and the Policy could lapse while this rider is in effect and benefit payments are being paid. If the basic coverage lapses, the rider will terminate and benefit payments will cease.

  Guaranteed Death Benefit Rider.  See Lapse, Grace Period,
  Guaranteed Death Benefit Rider and Reinstatement - Guaranteed
  Death Benefit Rider.

                      PREMIUMS AND ALLOCATION

  Issuance of a Policy

  Individuals wishing to purchase a Policy must complete an application and send it to Banner Life's Administrative Office. Banner Life will review the application, and any medical information or other data which it requires, to determine if the individual is insurable under its underwriting rules. No Policy will be issued covering Insureds over the age of 80. Coverage will only become effective on the Policy Date after Banner Life approves the amount applied for, assuming that the premium has already been tendered. Should an individual die before the Policy Date, Banner Life's sole liability will be to return the premium paid plus any interest earned on it.

  Premiums

  Premiums after the first must be paid to Banner Life at its Administrative Office. The first premium is due on the Policy Date. Additional premiums may be paid at any time while the Insured is alive prior to the Maturity Date. Each premium will be subject to the premium expense charge. A net premium is a premium less the premium expense charge. (See Premium Expense Charge.)

  The Policy Schedule will indicate the amount of the Planned Annual Premium. The Planned Annual Premium may be increased or decreased subject to the premium limitation and Banner Life's approval. Paying the Planned Annual Premiums is not mandatory and does not mean the Policy will remain in force. The Planned Annual Premium is designed solely as an aid to financial planning and to facilitate premium reminder notices. An unplanned premium payment may have Federal income tax consequences. (See Federal Tax Matters.)

  The Policy Schedule will also indicate the Monthly Guarantee Premium on the Policy Date. The Monthly Guarantee Premium determines whether the Policy remains in effect during the Guarantee Period, even if the Cash Surrender Value is insufficient to pay the monthly deduction. (See Lapse, Grace Period, Guaranteed Death Benefit Rider and Reinstatement.) The Monthly Guarantee Premium will change if (1) the Specified Amount of the Policy is increased or decreased; (2) there is an increase in the amount of insurance of any riders or benefits attached to the Policy; (3) riders or benefits are added to or deleted from the Policy; or (4) the rating classification is changed. Banner Life will notify the Policyowner of the new Monthly Guarantee Premium. The new Monthly Guarantee Premium will be based on the Attained Age of the Insured at the date of the increase and the total amount of coverage provided by the Policy, including any riders and benefits attached to the Policy, following the change. (See Lapse, Grace Period, Guaranteed Death Benefit Rider and Reinstatement.)

  Neither the Planned Annual Premium nor the Monthly Guarantee Premium are mandatory. If these premiums are not paid, insurance coverage under the Policy will nevertheless be continued until the Cash Surrender Value is insufficient to pay the monthly deduction. (See Lapse, Grace Period, Guaranteed Death Benefit Rider and Reinstatement.) Conversely, except during the Guarantee Period, paying the Planned Annual Premium or the Monthly Guarantee Premium does not assure that the Policy will remain in force.

  Premium Limitation. The sum of the premiums paid under the Policy may not at any time exceed the premium limitation as of such time. The premium limitation is the greater of the guideline single premium or the guideline level premium multiplied by the number of years the Policy has been in force. The guideline single premium and the guideline level premium are shown in the Policy and are defined generally in the Internal Revenue Code. These guideline premiums will be adjusted if the Specified Amount is changed. The premium limitation will not apply if a premium is required to prevent termination of the Policy. (See Lapse, Grace Period, Guaranteed Death Benefit Rider and Reinstatement.)

  Allocation of Premiums

  The Policyowner determines in the application how the net premiums will be allocated among the Sub-Accounts of the Variable Account and the General Account. The Policyowner may allocate any whole percentage of at least 10%, to any one or more Sub-Accounts or to the General Account. The total allocation must equal 100%. The Policyowner may change the net premium allocation instructions at any time by written notice to Banner Life's Administrative Office. Premiums received after the Issue Date will be allocated at the end of the Valuation Period during which they are received.

  Prior to the Issue Date and for 30 days thereafter, all net premiums allocated to the Variable Account will be allocated to the Money Market Sub-Account. At the end of that 30 day period the value in the Money Market Sub-Account will be transferred to the selected Sub-Accounts in accordance with the allocation percentages specified by the Policyowner in the application. This transfer will be made automatically without charge. Net premiums received in respect of an increase in Specified Amount and allocated to the Variable Account will be held in the Money Market Sub-Account for 30 days after the date of increase.

  The Account Value will vary with the investment performance of the selected Sub-Accounts and the Policyowner bears the entire investment risk for the amounts allocated to the Variable Account. This will affect not only the Account Value, but it may also affect the Death Benefit and whether the Policy may lapse. The Policyowner should periodically review the allocations of Account Value in light of all relevant factors, including market conditions and his/her overall financial planning requirements.

  Lapse, Grace Period, Guaranteed Death Benefit Rider and
  Reinstatement

  Lapse. The failure to pay a Planned Annual Premium or a Monthly Guarantee Premium will not itself cause the Policy to lapse, nor will paying those premiums necessarily prevent lapse except during a Guarantee Period. Lapse will only occur when the Cash Surrender Value is less than the monthly deduction and the grace period expires without a sufficient payment (unless a Guaranteed Death Benefit Rider is in effect - see discussion below). Insurance coverage will continue during the grace period but the Policy will be deemed to have no Account Value for purposes of Policy loans and surrenders.

  Grace Entry Except During A Guarantee Period. The Policy will go into a grace period of 61 days if, on a Monthly Anniversary, the Cash Surrender Value is less than the monthly deduction. Unless the Policy is within the Guarantee Period, the Policy will not lapse if a premium equal to at least three monthly deductions is received during the grace period; however, if the Policy is within the Guarantee Period (described below), the Policy will not lapse if a premium equal to at least three times the current Monthly Guarantee Premium is received during the grace period. The grace period of 61 days begins when Banner Life sends a notice that the grace period has begun.

  At the time of going into the grace period any values in the Sub-Accounts will be transferred to the General Account and will remain there until the required premium has been paid.

  Banner Life will send a notice of the premium due to the Policyowner's last known address and to any assignee of record at least 30 days prior to the date the Policy is to terminate. If the premium due on such Monthly Anniversary is not paid within the grace period, all coverage under the Policy will terminate without value at the end of the grace period. If a death claim occurs during the grace period, overdue monthly deductions will be deducted from the Proceeds.

  Guarantee Period. The Guarantee Period is a period during which a special grace provision applies. During the Guarantee Period, the Policy will remain in force if the sum of all premiums paid since the beginning of the Guarantee Period (minus any Policy loans and partial surrenders), is at least as great as the sum of all Monthly Guarantee Premiums for each of the Policy Months from the Policy Date to the end of the current Policy Month. If this requirement is not met, the Policy will enter a grace period if the Cash Surrender Value is less than the monthly deduction. The Policy will lapse at the end of the grace period unless a premium equal to three times the current Monthly Guarantee Premium is paid during the grace period. The grace period of 61 days begins when Banner Life sends a notice that the grace period has begun.

  The Monthly Guarantee Premium is shown in the Policy Schedule, and described below.

  The Guarantee Period starts on the Policy Date and lasts for three years.

  If a Policy enters a grace period and the required premium is not paid before the grace period ends, the Policy will lapse.

  Guaranteed Death Benefit Rider. A Guaranteed Death Benefit Rider is available under this Policy. If a Policyowner purchases a Guaranteed Death Benefit Rider, and if the Guarantee Premium Requirement is met, the Policy will not enter a grace period (and thus will not lapse) even if the Cash Surrender Value is less than the monthly deduction on a Monthly Anniversary.

  The Guarantee Premium Requirement on each Monthly Anniversary is met if the sum of all premiums paid (less any partial surrenders and policy loans) is greater than the sum of all Monthly Guarantee Premiums to date (including the Guarantee Premium for the current Monthly Anniversary). If on any Monthly Anniversary the Guarantee Premium Requirement is not met, Banner Life will send a notice of the premium required to the Policy Owner. If the premium required is not received by Banner Life at its Administrative Office prior to the next Monthly Anniversary, the Guaranteed Death Benefit Rider will terminate. Thereafter, the Policy will remain in force unless the Cash Surrender Value is less than the monthly deduction, and the grace period expires without a sufficient premium being paid, as described below.

  The Monthly Guarantee Premium is shown in the Policy Schedule and described below.

  The Guaranteed Death Benefit Rider will terminate:

  (1) on any Monthly Anniversary following Banner Life's notice to the Policyowner that the Guarantee Premium Requirement was not met, if Banner Life has not received the premium required;

  (2) on the Monthly Anniversary coinciding with or next following written request from the Policyowner for termination of the Guaranteed Death Benefit Rider;

  (3)  upon termination of the Policy; or

  (4) on the Policy Anniversary following the Insured's seventieth birthday.

  There is a charge for the Guaranteed Death Benefit Rider.  (See
  Monthly Deduction - Rider Charge.)

  Monthly Guarantee Premium. The Monthly Guarantee Premium is a feature of the Policy which is used for two purposes: (1) to measure the amount of premiums needed to be paid in order to ensure that the Policy does not terminate during the Guarantee Period; and (2) while a Guaranteed Death Benefit Rider is in effect, to measure the amount of premiums needed to be paid in order to ensure that the Policy does not terminate at any time prior to age 70. The Monthly Guarantee Premium is the same for both of these purposes.

  The Monthly Guarantee Premium is specified in the Policy
  Schedule.  There will be a change in the Monthly Guarantee
  Premium if:

  (1) the Specified Amount of the Policy is increased or decreased;

  (2)  the Insured's rating classification is changed;

  (3) there is an increase or decrease in the amount of insurance of any riders or benefits attached to the Policy; or

  (4) riders or benefits are added to, or deleted from, the Policy.

  Reinstatement. A Policy which terminates in accordance with the grace period provision may be reinstated within five years after the expiration of the grace period if:

  (1)  the Policyowner submits a written application;

  (2) evidence of the Insured's insurability is received and approved by Banner Life; and

  (3)  the required premium as described below is paid.

  Except as provided below, the required premium is the sum of (a) plus (b) where:

  (a) is the greater of zero, and the result of (i) the surrender charge at the date of entering the grace period plus (ii) any Indebtedness at that date, minus (iii) the Account Value at that date, all divided by the result of 1.00 minus the premium expense charge; and

  (b) is a premium sufficient, in Banner Life's view, to keep the Policy in force for three months.

  On the date of reinstatement the Account Value of the Policy will equal the surrender charge at that time together with the Account Value provided by the premium in (b) above.

  If the policy is reinstated within a Guarantee Period then, in lieu of the required premium above, a premium equal to (c) plus
  (d) may be paid where:

  (c) is the Monthly Guarantee Premium times the number of months between the date of entering the grace period and the date of reinstatement; and

  (d) is a premium sufficient, in Banner Life's view, to keep the Policy in force for three months.

  In this case, the Account Value of the Policy on the date of reinstatement will equal the Account Value at the date of entering the grace period together with the Account Value provided by the premium in (c) and (d) above.

  If the Policy is reinstated, then the surrender charges will be the same as if the Policy had been continuously in force from its original Policy Date.

  The effective date of reinstatement will be the Monthly
  Anniversary following the date the application for reinstatement is approved by Banner Life.

                        CHARGES AND DEDUCTIONS

  Surrender Charges

  If a Policy is surrendered during the first ten Policy Years, Banner Life will assess a full surrender charge. The full surrender charge consists of a flat amount for initial administrative expenses and a percentage of premiums paid in the first two Policy Years (up to the guideline annual premium) for sales expenses. During the first five Policy Years, the flat amount is $200 and the percentage is 27.5% of those premiums.
  The full surrender charge then grades down to zero over the next five Policy Years in regular monthly intervals. The "guideline annual premium" for a particular Policy is specified in the Policy Schedule, which also contains a table of surrender charges based on the assumption that Planned Annual Premiums are paid for the first two Policy Years. This serves to limit the sales load component of the surrender charge. The flat amount for initial administrative expenses is not expected to exceed actual costs.

  In any event, the surrender charge will not exceed $200 plus
  27.5% of $141 per $1,000 of Specified Amount.

  On a partial surrender from the Policy, a partial surrender charge will be imposed and deducted from the amount of the partial surrender. The partial surrender charge equals (a) the full surrender charge multiplied by the ratio of the partial surrender amount to the Cash Surrender Value of the Policy, plus (b) the lesser of 2% of the amount of the partial surrender or $25 for administrative costs (Banner Life does not expect any profit from this administrative charge). Future surrender charges will be reduced by the same ratio used in (a).

  Additional surrender charges apply to surrenders after an increase in Specified Amount. Banner Life will provide a new table of surrender charges when an increase occurs. The increase in surrender charges will be imposed on any surrender within ten years from the date of increase, and will be based on a flat amount for underwriting administrative costs plus a percentage of any premium (up to one guideline annual premium) attributable to the increase in Specified Amount paid in the two years following the increase for sales expenses. The flat amount is $200 and the percentage is 27.5% for the first five years from the date of increase. The additional surrender charge then grades down to zero over the next five years.

  The amount of premiums attributable to an increase in Specified Amount will be based on a proportionate allocation of premiums between the Specified Amount before the increase and the amount of the increase in Specified Amount (on the basis of their relative guideline annual premiums).

  Banner Life does not anticipate that the revenues derived from the sales charges will be sufficient to cover all expected distribution expenses. Accordingly, Banner Life will pay such expenses out of its general corporate funds, which include amounts derived from the mortality and expense risk charge as well as amounts derived from other types of insurance products, amounts derived from Banner Life's investments, and all other sources of funds available to Banner Life.

  Premium Expense Charge

  Prior to the allocation of net premiums to the Sub-Accounts of the Variable Account and to the General Account, Banner Life will deduct a 5.0% premium expense charge consisting of a 2.5% sales charge and a 2.5% charge for premium taxes. The premium less the premium expense charge equals the net premium.

  Sales Charge. A sales charge of 2.5% of each premium will be deducted to compensate Banner Life for certain sales and distribution expenses. Sales and distribution expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Sales and distribution expenses may also be covered by the surrender charge, described above.

  Premium Taxes. Various states and subdivisions impose a tax on premiums received by insurance companies. Therefore, the premium expense charge currently includes a deduction of 2.5% of every premium for these taxes. Premium taxes vary from state to state. The deduction represents an amount Banner Life considers necessary to pay all premium taxes imposed by states and any subdivisions thereof. Banner Life reserves the right to change the amount of this premium tax charge.

  Monthly Deduction

  A monthly deduction is made from the Account Value of each Policy to compensate Banner Life for the cost of insurance coverage and any optional benefits added by rider, and for certain administrative costs. The monthly deduction will be deducted on the Policy Date and on each Monthly Anniversary. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

  The monthly deduction will be calculated on each Monthly
  Anniversary and will equal:

  (1)  the cost of insurance for the Policy; plus

  (2)  the cost of any riders; plus

  (3)  the monthly policy fee.

  The monthly deduction will be made from the Sub-Accounts and the General Account in proportion to the values held in those accounts.

  Cost of Insurance. A mortality charge will be deducted on each Monthly Anniversary to compensate Banner Life for the cost of insurance for the succeeding Policy Month. This charge is designed to compensate Banner Life for the anticipated cost of paying Death Benefits to the Beneficiaries of Insureds who die while the Policy is in force. The cost of insurance is determined on a monthly basis, and is determined separately for the Specified Amount in the original application and for any subsequent increases.

  The mortality charge is based on the Policy's net amount at risk (which is the difference between the Death Benefit divided by 1.0032737 and the Account Value as of the beginning of the Policy Month) and on the Attained Age, sex and rating classification of the Insured. Monthly cost of insurance rates will be determined by Banner Life based upon its expectation as to future mortality experience. Tobacco users can qualify for standard risk classification, while non-tobacco users can qualify for a preferred risk classification. The rates are guaranteed not to exceed the maximum cost of insurance rates specified in the Policy, which are based on the 1980 Commissioners' Standard Ordinary Mortality Table, age last birthday, male or female, and the rating classification. For standard and preferred risk classifications, the cost of insurance rates are guaranteed not to exceed 100% of the rates in that Table. Banner Life may use lower monthly cost of insurance rates at its option and currently intends to charge between 75% and 100% of the rates specified in that table for standard risks. The rates may be higher than 100% of the rates in the applicable Table for Insureds in special or sub-standard rating classifications. Policyowners should not assume that the maximum rates will not be charged.

  The cost of insurance is (1) multiplied by the result of (2) minus (3) where:

  (1)  is the monthly cost of insurance rate;

  (2) is the Death Benefit on the Monthly Anniversary divided by 1.0032737; and

  (3)  is the Account Value on the Monthly Anniversary.

  If the Death Benefit is Type B Option and there has been an increase in the Specified Amount, then the Account Value will first be considered a part of the Specified Amount when the Policy was issued. If the Account Value is greater than the Specified Amount, it will then be considered a part of each increase in order, starting with the first increase.

  Rider Charge. Banner Life deducts a monthly charge from the Account Value for additional coverage provided by riders to the Policy.

  Expense Charge. Banner Life currently deducts a charge on each Monthly Anniversary to compensate it for expenses incurred in administering the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers, and Policy loans, providing reports to Policyowners, and appropriate overhead costs. There is not necessarily a relationship between the amount of the charge imposed on a particular Policy and the amount of administrative expenses that may be attributable to that Policy. This charge is "cost-based" and Banner Life does not expect a profit from this charge. The monthly charge is currently $5.00, and Banner Life guarantees that this charge will never exceed $7.50 per month.

  Variable Account Charges

  Mortality and Expense Risk Charge. Banner Life deducts a daily charge from the Sub-Accounts as compensation for assuming certain mortality and expense risks under the Policy. Banner Life may realize a profit from this charge. This charge is guaranteed not to exceed an effective annual rate of .90% of the average daily net assets of each Sub-Account, and the current rate is .75%.
  The mortality risk is the risk that the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. Banner Life also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with the Policy.

  Federal Taxes.  Currently no charge is made to the Variable
  Account for federal income taxes that may be attributable to the Variable Account.

  Banner Life may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See Federal Tax Matters.)

  Fund Expenses. The value of the assets of the Variable Account will reflect the investment management fee (See Scudder Variable Life Investment Fund - Fund Management and Fees) and other expenses incurred by the Fund.

  Other Charges

  Transfer Charge. A transfer charge may be imposed for each transfer request. The charge will be deducted from the amount transferred to compensate Banner Life for the costs in effectuating the transfer. The transfer charge is guaranteed not to exceed $25. Currently, there is no charge for the first four transfers in each Policy Year, and a $15 charge is imposed on each additional transfer request.

  Projection of Values Charge. One projection of illustrative future Death Benefits and Account Values will be provided each Policy Year without a service fee. Extra projections will be provided upon request and payment of a $25 service fee.

  PAYMENT OPTIONS

  Election of Payment Option

  During the Policyowner's lifetime, the Policyowner may elect any Payment Option and may change such election if he or she has reserved the right to do so. Otherwise, any amount payable under the Policy will be paid in one lump sum.

  If the Policyowner elects a Payment Option for the Beneficiary, the Beneficiary may not:

  (1)  change or cancel the election;

  (2)  assign or transfer the amount held by Banner Life; or

  (3) withdraw any future installments or unpaid interest installments unless these rights are granted in the election.

  If the Policyowner does not elect a Payment Option, the Beneficiary may do so after the Policyowner's death.

  Any election or change must be made by written notice to Banner
  Life. No election or change will be effective until Banner Life records it.

  Available Options

  The Payment Options are all fixed options, so the amount of the payments will be fixed and guaranteed at the time the payments begin.

  Option A - Income for a Specified Period. Based on each $1,000 of Proceeds, payments will be made in equal annual or monthly installments for a specified period. Payments will be made in accordance with the Option A table in the Policy. The first installment will be paid on the date Proceeds are settled under this option. The Option A table is based on a guaranteed interest rate of 3% a year, compounded yearly.

  Option B - Life Income. Based on each $1,000 of Proceeds, payments will be made in equal monthly installments during the payee's lifetime. Payments will be made in accordance with the Option B table in the Policy:

  (1)  with 240 installments guaranteed (20 year period certain);
  or

  (2)  with 120 installments guaranteed (10 year period certain);
  or

  (3) with refund (specified installments will be paid until the proceeds are exhausted); or

  (4) without refund (payments will be made only during the payee's lifetime).

  Under the Life Income without refund option, only one payment would be made if the payee died before the second payment was due, only two payments would be made if the payee died before the third payment was due, and so on.

  The first installment will be paid on the date Proceeds are settled under this option. The Option B table is based on a guaranteed interest rate of 2-1/2% a year, compounded yearly. Banner Life has the right to require satisfactory proof of any payee's age. The right to change options is not available after payments commence under this option.

  Under this option, the payee may choose an alternate monthly life income. Proceeds may be used to buy a monthly life income at rates then in use for single premium immediate annuities.

  Banner Life shall deem that an election made under this Option B will have been made for the longest period certain which could have been elected by the payee for the payee's age and amount available, unless otherwise specified.

  Option C - Income of a Specified Amount. The proceeds will be paid in equal annual or monthly installments of a specified amount until the Proceeds, with interest, are exhausted. The first installment will be paid on the date the Proceeds are settled under this option. The guaranteed interest rate is 3% a year, compounded yearly.

  Option D - At Interest. The proceeds may be left with Banner Life to draw interest. Interest may be paid annually, semiannually, quarterly, or monthly. The first payment will be made at the end of the interest frequency period chosen. The guaranteed interest rate is 3% a year, compounded yearly.

  Payment of Proceeds

  Any amount payable under the Policy will be paid in one sum unless otherwise provided. All or part of this sum may be applied to any Payment Option. However, Payment Options will not be available if:

  (1)  the Proceeds are less than $2,500;

  (2)  the amount of each payment is less than $50; or

  (3) in the case of Payment Option B, the payee is not a natural person receiving payment in his/her own right.

  Proceeds left with Banner Life may be withdrawn by written notice where such right is given.

  Automatic Payment Option

  If settlement of the Proceeds of the Policy is delayed over 30 days, Option D will be applied automatically. Interest will be paid yearly and the person(s) entitled to the Proceeds has the right to withdraw the Proceeds or elect any Payment Option permitted by the Policy.


  Additional Options

  Any Proceeds payable under the Policy may be paid under any other method of payment agreed to by Banner Life at the time of settlement.

  Excess Interest

  Interest credits during any guaranteed period will be increased by any additional interest Banner Life may authorize in its sole discretion. Banner Life is not required to authorize any additional interest, and it may choose not to do so.

                         GENERAL PROVISIONS

  Postponement of Payments

  Banner Life may postpone the calculation and payment of Cash
  Surrender Values, loans, transfers or Death Benefits from the Variable Account if:

  (1) the New York Stock Exchange is closed on other than customary week-end and holiday closures, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  (2) the SEC by order permits postponement for the protection of Policyholders; or

  (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonable, or practicable, or it is not reasonable or practicable to determine the value of the net assets of the Variable Account.

  In addition, while it is Banner Life's current intent to process all transfers from Sub-Accounts immediately upon receipt of a transfer request, Banner Life reserves the right to delay effecting a transfer from a Sub-Account for up to seven days. Banner Life may delay effecting such a transfer to avoid severe disruptions to the Portfolios of the Fund if one of the Portfolios must sell portfolio securities in order to make funds available for large amounts of redemptions or transfers being made at the same time by or on behalf of Policyowners. If this happens, Banner Life will calculate the dollar value or number of units involved on or as of the date Banner Life receives a written transfer request, but will not process the transfer to the transferee Sub-Account or the General Account until a later date during the 7-day delay period when the Portfolio underlying the transferring Sub-Account obtains liquidity to fund the transfer request through sales of portfolio securities, new Premium payments, transfers by Policyowners or otherwise. During this delay period, the amount transferred will not be invested in a Sub-Account or the General Account.

  Banner Life may postpone the calculation and payment of Cash
  Surrender Values, loans or transfers from the General Account for up to 6 months.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

  The Contract

  The Policy, attached riders, amendments, benefits, and the application, and any supplemental applications for additional amounts, form the entire contract. Only the President, a Vice President, or the Secretary of Banner Life may change or waive any provision in the Policy. Any changes or waivers must be in writing.

  Banner Life may not change or amend the Policy, except as expressly provided in the Policy, without the Policyowner's consent. However, Banner Life may change or amend the Policy if such change or amendment is necessary for the Policy to comply with or take advantage of any state or federal law, rule or regulation.

  Not Contestable After Two Years

  Statements in the application are considered representations, not warranties. Statements may be used to contest the validity of the Policy or in defense of a claim only if they are contained in the application, supplemental application, or in an endorsement or amendment, and a copy of that application, endorsement or amendment is attached to the Policy at issue or is made a part of the Policy when a change becomes effective.

  Banner Life cannot contest the Policy after it has been in force two years during the Policyowner's lifetime from the date of issue or the date of any reinstatement. If the Policy has been reinstated, only statements in the reinstatement application may be contested. Any increase in Specified Amount effective after the date of issue will be incontestable only after such increase has been in force during the Policyowner's lifetime for two years following the effective date of such increase.

  Misstatement of Age and Sex

  If the Insured's age or sex has been misstated, the Proceeds payable will be those purchased by the most recent monthly deduction at the correct age and sex. If any payments have been made under a Payment Option that depends on age or sex, adjustments in future payments or other adjustments will be made if the age or sex has been misstated.

  Effective Date of Coverage

  The effective date of coverage under the Policy will be as follows:

  (1) for all coverage provided in the original application, the effective date will be the Policy Date;

  (2) for any increase or addition to coverage, the effective date will be the Monthly Anniversary on or next following the date the supplemental application is approved by Banner
       Life; and

  (3) for any insurance that has been reinstated, the effective date will be the Monthly Anniversary on or next following the date the application for reinstatement is approved by Banner Life.

  Termination

  All coverage under the Policy will terminate when any one of the following events occurs:

  (1)       the Policyowner surrenders the Policy;

  (2)       the Insured dies;

  (3)       the Policy matures; or

  (4)       the grace period ends.

  Annual Report

  Banner Life will send the Policyowner at least once each year a report which shows the current Account Value, Cash Surrender Value, premiums paid, charges made since the last report, and outstanding Policy loans. The annual report will also include other information as required by state law, regulation or authority.

  The report will be mailed within 45 days of the Policy
  Anniversary and within 13 months of the last report.

  Projection of Values

  Banner Life will provide a projection of illustrative future Death Benefits and Account Values upon written request. The first projection in any Policy Year will be provided without a service fee. Extra projections will be provided upon request and payment of a $25 service fee.

  The illustration will be based on assumptions as to Specified
  Amount(s), type of coverage option(s), and future premium payments, as may be specified by Banner Life and/or the Policyowner, and other assumptions.

  Suicide

  For the first two full years from the date of issue, Banner Life will not pay the Death Benefit if the Insured commits suicide, while sane or insane. Banner Life will terminate the Policy and give back the premiums paid less any Indebtedness and any partial surrender amount.

  A like limitation applies to any increase in benefits and the effective date of such increase. Banner Life will give back the monthly deductions for the increase in Specified Amount as a death benefit as of the effective date of such increase in Specified Amount.

  Ownership

  Unless otherwise noted, the Insured is the owner of the Policy. During the Insured's lifetime, only the Policyowner may exercise all the rights and agree with Banner Life as to any changes in the Policy. If the Insured is not the Policyowner and the Policyowner dies, then the Insured will become the Policyowner. However, if the Insured is a minor when the Policyowner dies, then ownership will pass to the Policyowner's estate.

  Assignment of Policy

  The Policy may be assigned. Banner Life will not be responsible for the validity of an assignment. Banner Life will not be liable for any payments made or actions taken before written notice to Banner Life of any assignment. Payments to any assignee will only be made in a lump sum. An assignment may have Federal income tax consequences. (See Federal Tax Matters.)

  Beneficiary

  Unless otherwise provided by notice to Banner Life, the beneficiaries are named in the application.

  Change of Beneficiary

  During the Policyowner's lifetime, the Policyowner may change the beneficiary designation unless he or she has waived the right to do so. No beneficiary change will take effect until a written notice is received at Banner Life's Administrative Office. Such changes will become effective on the date notice is received by Banner Life. All changes will be subject to any payment made by Banner Life before notice was received.

  Death of Beneficiary

  Unless otherwise provided in the beneficiary designation:

  (1) the interest of any beneficiary who dies before the Policyowner will pass to any surviving beneficiaries according to their respective interests; or

  (2) if no beneficiary survives, the proceeds will be paid in one sum to the Policyowner, if living; otherwise, to the Policyowner's estate.

                         THE GENERAL ACCOUNT

  By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts.

  General Description

  The General Account consists of all assets owned by Banner Life other than those in the Variable Account and any other separate accounts Banner Life may establish. Subject to applicable law, Banner Life has sole discretion over the investment of the assets of the General Account.

  The Policyowner may elect to allocate net premiums to the General Account or to transfer Account Value to the General Account from the Sub-Accounts of the Variable Account. The allocation or transfer of funds to the General Account does not entitle the Policyowner to share in the investment experience of the General Account. Instead, Banner Life guarantees that the General Account Value will accrue interest at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if the Policyowner allocates all net premiums only to the General Account and makes no transfers or Policy loans, the minimum amount and duration of the Death Benefit will be determinable and guaranteed depending on the amount and frequency of premium payments.

  General Account Value

  The General Account Value is the sum of (1) plus (2) plus (3) minus the sum of (4) plus (5) where:

  (1)  is the General Account Value on the prior Monthly
       Anniversary, less any proportion of the monthly deduction made from the General Account on that day, plus interest from that day;

  (2) are net premiums credited to the General Account since the prior Monthly Anniversary, plus interest from the day premiums are credited;

  (3)  are transfers from the Variable Account to the General
       Account since the prior Monthly Anniversary, plus interest from the date of transfer;

  (4)  are transfers to the Variable Account from the General
       Account since the prior Monthly Anniversary, plus interest from the date of transfer; and

  (5) are partial surrenders from the General Account together with associated charges since the prior Monthly Anniversary, plus interest from the date of partial surrender.

  On any day other than a Monthly Anniversary, the General Account Value will be calculated on a consistent basis as prescribed above.

  The guaranteed interest rate used in the calculation of the General Account Value is .32737% a month, compounded monthly. This is equivalent to 4% per year, compounded yearly. Interest in excess of the guaranteed rate, if any, may be used in the calculation of the General Account Value at such increased rate and in such manner as determined by Banner Life in its sole discretion.

  Transfers

  Transfers from the General Account may be made once per Policy Year, only on the Policy Anniversary, and Banner Life must receive the transfer request at least 30 days prior to the Policy Anniversary. The minimum amount that may be transferred from the General Account is the lesser of: (1) $500; or (2) the entire General Account Value, excluding amounts securing Policy loans. The maximum amount that may be transferred from the General Account is the greater of: (1) $500; or (2) 25% of General Account Value, excluding any amounts securing Policy loans.

  Banner Life may postpone the calculation and payment of Cash
  Surrender Values, loans or transfers from the General Account for up to 6 months.

                    DISTRIBUTION OF THE POLICIES

  The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for Banner Life, are also registered representatives of Banner Financial Services Group, Inc. ("Banner Financial"), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with Banner Financial. Banner Financial is registered with the Securities and Exchange Commission under the Securities Exchange of Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. Banner Financial is an affiliate of Banner Life.

  A commission of up to 50% of premium plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the Policies.

  Federal Tax Matters

  The following summary provides a general description of the Federal income tax considerations associated with the Policy but does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information before a Policy is purchased or other transactions made. This discussion is based upon Banner Life's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, generally no attempt has been made to consider any applicable state or other tax laws.

  Tax Status of the Policy

  Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") has issued proposed regulations that would specify what will be considered reasonable mortality charges. However, guidance as to how section 7702 requirements are to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

  With respect to a Policy issued on a standard risk basis, while there is some uncertainty due to the limited guidance on the section 7702 requirements, Banner Life nonetheless believes that such a Policy should meet the section 7702 definition of a life insurance contract. With respect to a Policy issued on a special or sub-standard rating classification basis (i.e., a premium class involving higher than standard mortality risk), or a Policy with a Primary Insured Term Rider, however, it is not clear whether or not such a Policy would satisfy section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy section 7702, Banner Life will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, Banner Life reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of each Sub-Account of the Variable Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Variable Account, through the Fund, intends to comply with the diversification requirements prescribed in Treasury Regulation section 1.817-5, which affect how the assets in each Portfolio of the Fund may be invested. Banner Life does not have control over the Fund, its investments or its investment adviser.
  Nonetheless, Banner Life believes that each Portfolio of the Fund in which the Variable Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

  In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced , in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-account without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Policyowners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Banner Life therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Variable Account.

  Tax Treatment of Policy Benefits

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

  In General. Banner Life believes that the proceeds and Account Value increases of a Policy (if any) should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludible from the gross income of the Beneficiary under section 101(a)(1) of the Code.

  A change in a Policy's Specified Amount, the payment of an unplanned premium, a Policy loan, a partial withdrawal, a surrender, a lapse with outstanding indebtedness, a change in death benefit options, the exchange of a Policy for a fixed-benefit policy (see Policy Rights and Benefits - Right to Exchange for Fixed Life Insurance), the assignment of a Policy (see GENERAL PROVISIONS- Assignment of Policy) may have tax consequences depending upon the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. A competent tax adviser should be consulted for further information.
  Generally, the Policyowner will not be deemed to be in constructive receipt of the Account Value, including increments thereof (if any), under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract".

  Modified Endowment Contracts. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the Death Benefit and the Account Value at the time of such change and the additional premiums paid in the seven policy years starting with the date on which the material change occurs to the death benefit. A policy may also be treated as a modified endowment contract if it is received in exchange for a life insurance contract which is a modified endowment contract.

  Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before paying any unplanned premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

  Distributions from Policies Classified As Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value (as calculated for Federal income tax purposes) immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. In this regard, the Internal Revenue Service may treat capitalized interest on Policy loans as a distribution. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59.5, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

  Distributions from Policies Not Classified As Modified Endowment Contracts. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

  Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

  Policy Loan Interest. Generally, personal interest paid on loan under an individually-owned Policy will not be deductible. In addition, interest on any loan under a Policy owned by a business taxpayer and covering the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. The deductibility of Policy loan interest may be further limited by section 264 of the Code. Therefore, a competent tax adviser should determine whether Policy loan interest will be deductible.

  Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

  Multiple Policies. All modified endowment contracts issued by Banner Life (or its affiliates) to the same Policyowner during any calendar year will be treated as one contract for purposes of determining the amount includible in gross income at the time of a distribution from any such contract.

  Other Considerations. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Taxation of Banner Life

  Banner Life is presently taxed as a "life insurance company" under the Code. Banner Life does not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policy. Based on this, no charge is being made currently to the Variable Account for Federal income taxes which may be attributable to the Variable Account.

  Banner Life will review the question of a charge to the Variable Account for its Federal income tax from time to time. Such a charge may be made in future years for any Federal income taxes incurred by Banner Life. This might become necessary if the tax treatment of Banner Life is ultimately determined to be other than what Banner Life currently believes it to be, if there are changes made in the Federal income tax treatment of variable life insurance at the company level, or if there is a change in Banner Life's tax status. Any such charge would be designed to cover the Federal income taxes attributable to the investment results of the Variable Account.

  Under current laws, Banner Life may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes or reserves for such taxes, if any, attributable to the Variable Account.

  Employment-Related Benefit Plans

  On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary on the basis of gender. The Policies described in this Prospectus contain guaranteed cost of insurance rates and purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII, on any employment-related insurance or benefit program for which a Policy may be purchased.

                       ADDITIONAL INFORMATION

  Safekeeping of the Account's Assets

  Banner Life holds the assets of the Variable Account. These assets, the Fund shares, are held in book-entry form separate and apart from the General Account. Banner Life maintains records of all purchases and redemptions of Fund shares by each of the Sub-Accounts.

  Addition, Deletion, or Substitution of Investments

  Banner Life does not control the Fund and cannot guarantee that it or any Portfolio will be available for investment in the future or that it or any Portfolio thereof will accept premiums or transfers. In the event that the Fund or any Portfolio is not available, Banner Life intends to take reasonable action to ensure that appropriate variable funding vehicles are available. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then the transfer privilege may be modified or revoked or other changes made.

  Banner Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any Sub-Account) or that the Variable Account (or any Sub-Account) may purchase. Banner Life reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Sub-Account Division. Banner Life will not substitute any shares attributable to a Policyowner's interest in a Sub-Account of the Variable Account without notice and prior approval of the Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, if and where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

  Banner Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Sub-Accounts may be established when, in the sole discretion of Banner Life, marketing needs or investment conditions warrant, and any new Sub-Account will be made available to existing Policyowners on a basis to be determined by Banner Life. Banner Life may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, Banner Life may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Banner Life to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Banner Life separate accounts.

  State Regulation

  Banner Life is subject to regulation by the Maryland Insurance Administration. An annual statement is filed with the Maryland Insurance Administration on or before March 1st of each year covering the operations and reporting on the financial condition of Banner Life as of December 31 of the preceding year.
  Annually, the Maryland Insurance Administration or other authorities examine the reserves of Banner Life and certifies their adequacy. A full examination of Banner Life's operations is conducted periodically by the Maryland Insurance Administration.

  In addition, Banner Life is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

  A Policy is governed by the law of the state in which it is delivered. The values and benefits of each policy are at least equal to those required by such state.


  Senior Officers and Directors of Banner Life Insurance Company

  Name and Position                  Principal Occupation
  with Banner Life1                  Last Five Years

  Mark A. Canter                     Vice President,
  Vice President, Secretary          Secretary and
  and General Counsel                General Counsel,
                                     Banner Life

  Barbara A. Esau                    Vice President,
  Vice President and                 Human Resources,
  Director                           Banner Life

  Robert E. Freeman2                 President and Chief
  Director                           Operating Officer
                                     (now retired)
                                     William Penn Life Insurance Company
                                     of New York
                                     Garden City, NY

  Gene R. Gilbertson                 Senior Vice President,
  Senior Vice President,             CFO & Treasurer
  CFO, Treasurer and                 Banner Life
  Director

  Dewey D. Goodrich, Jr.             Senior Vice President -
  Senior Vice President and          Information Systems and Services
  Director                           Legal & General America, Inc. (1995)
                                     Vice President - Information Services
                                     Interstate Assurance Company
                                     Des Moines, Iowa


  Robert L. Hill                     Vice President and
  Vice President and                 Controller (1993)
  Controller                         Assistant Controller
                                     Banner Life

  Bentti O. Hoiska                   Chief Investment Officer and
  Executive Vice President           Executive Vice President
  and Director                       Legal & General America, Inc. (1995)
                                     Principal
                                     State Street Global Advisors
                                     Boston, Massachusetts

  David S. Lenaburg                  President and Chief
  Chairman, President                Executive Officer,
  and Chief Executive                Banner Life
  Officer

  Charles A. Lingaas3                Senior Vice President,
  Senior Vice President              Customer Service
  and Director                       William Penn Life
                                     Insurance Company
                                     of New York

  Otto P. Marracello3                Senior Vice President,
  Senior Vice President              Underwriting
  and Director                       William Penn Life
                                     Insurance Company
                                     of New York

  Vincent R. McLean2                 Retired
  Director

  Michael D. Mullaney                Vice President,
  Vice President,                    Corporate Taxation,
  Corporate Taxation                 Legal & General America, Inc.

  David J. Orr                       Senior Vice President, Sales
  Senior Vice President,             Banner Life
  and Chief Actuary
  and Director


  1    The principal business address of each person listed, unless otherwise indicated, is Banner Life Insurance Company, 1701 Research Boulevard, Rockville, Maryland 20850.
  2    Messrs. Freeman and McLean and retired and thus have no
  business address.
  3    100 Quentin Roosevelt Boulevard, Garden City, NY  11530

  Legal Matters

  All matters of Maryland law pertaining to the Policy, including the validity of the Policy and Banner Life's right to issue the Policy under Maryland Insurance Law and any other applicable state insurance or securities laws, have been passed upon by Mark A. Canter, Vice President, Secretary & General Counsel of Banner Life.

  Legal Proceedings

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Banner Life is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

  Experts

  The consolidated financial statements of Banner Life Insurance Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and the financial statements of the Banner Life Variable Account as of December 31, 1996 and for each of the three years in the period ended December 31, 1996 included in this Prospectus have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

  Actuarial matters included in this Prospectus have been examined by David Orr, F.I.A. and M.A.A.A., Senior Vice President and
  Chief Actuary of Banner Life, as stated in the opinion filed as an exhibit to the Registration Statement.

                       FINANCIAL STATEMENTS
  The consolidated financial statements of Banner Life which are included in this Prospectus should be considered only as bearing on the ability of Banner Life to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                 BANNER LIFE
              VARIABLE ACCOUNT
      REPORT AND FINANCIAL STATEMENTS
    FOR THE YEAR ENDED DECEMBER 31, 1996

    REPORT OF INDEPENDENT ACCOUNTANTS



  March 14, 1997

  To Banner Life Insurance Company
    and Contract Owners of
    The Banner Life Variable Account



  In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of The Banner Life Variable
  Account and the Money Market, Balanced, Bond, Capital Growth, Global
  Discovery
  Growth & Income and International subaccounts thereof at December 31,
  1996, and
  the results of their operations and the changes in their net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of Banner
  Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares held at December 31, 1996 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.

  /S/ Price Waterhouse LLP

                       BANNER LIFE VARIABLE ACCOUNT
                    STATEMENT OF ASSETS AND LIABILITIES
                              AS OF DECEMBER 31, 1996

                                              Subaccounts

                                        Money
  Capital      Global       Growth
                                        Market   Balanced     Bond
  Growth      Discovery    & Income     International      Total

  ASSETS
  Money Market Fund, 222,867.6
  shares at net asset value
  of $1.00 per share (cost
  $222,868)                             $222,868
                                                         $222,868

  Balanced Fund, 67,235.7
  shares at net asset value of
  $11.61 per share (cost
  $676,097)                                       $780,606
                                                        $780,606

  Bond Fund, 32,616.9 shares
  at net asset value of $6.73
  per share (cost $217,937)                                 $219,512
                                                        $219,512

  Capital Growth Fund, 250,576.2
  shares at net asset value of
  $16.50 per share (cost $3,530,658)
  $4,134,507                                                $4,134,507

  Global Discovery Fund, 47,372.8
  shares at net asset value of
  $6.33 per share (cost $291,067)                                          $299,870                             $299,870

  Growth & Income Fund, 83,443.3
  shares at net asset value of
  $9.37 per share (cost $700,817)
                        $781,864                        $781,864

  International Fund, 160,091.2
  shares at net asset value of
  $13.25 per share (cost $1,851,534)
                                      $2,121,208        $2,121,208

  Total assets                          $222,868  $780,606  $219,512
  $4,134,507    $299,870    $781,864      $2,121,208        $8,560,435

  LIABILITIES

  Mortality and expense risk
   fee payable                          2,426     10,670    3,419
  44,910        596          3,395        24,267            89,683

  Net assets                            $220,442  $769,936  $216,093
  $4,089,597    $299,274     $778,469     $2,096,941        $8,470,752
  Number of units outstanding           174,713   485,363   168,546
  2,064,853     285,345      512,503      1,428,965
  Net asset value per unit              $1.29     $1.59     $1.28
  $1.98         $1.05        $1.52        $1.47

                                                          See Notes to the
  Financial Statements

      BANNER LIFE VARIABLE ACCOUNT
      STATEMENTS OF OPERATIONS
      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994




                                  Money Market
  Balanced                            Bond
                                  Subaccount
  Subaccount                        Subaccount
                                    1996       1995       1994      1996
     1995       1994        1996       1995     1994

    INVESTMENT INCOME

    Dividends                       $6,994     $3,717     $2,779
  $17,084    $13,171     $6,993     $17,632   $10,227   $4,517
    Mortality and expense risk fee  (1,024)    (515)      (681)
  (4,851)    (3,387)     (1,660)    (1,458)   (1,212)   (536)

    Net investment income (loss)    5,970      3,202      2,098     12,233
     9,784       5,333      16,174    9,015     3,981

    REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS

    Net realized gain (loss) on
      investments                   -          -          -         10,359
     413         (3,247)    (744)     (835)     (1,115)
    Net realized gain distribution  -          -          -         15,929
     2,347       11,781     -         -         531

    Change in unrealized investment
      gains (losses) during the
      period                        -          -          -         31,126
     87,541      (17,293)   (10,994)  17,238    (4,836)

    Net gain (loss) on investments  -          -          -         57,414
     90,301      (8,759)    (11,738)  16,403    (5,420)

    Net increase (decrease)in net
      assets resulting from
      operations                    $5,970     $3,202     $2,098
  $69,647    $100,085    $(3,426)   $4,436    $25,418   $(1,439)

             See Notes to Financial Statements


              Capital Growth         Global Discovery           Growth &
  Income          International
               Subaccount               Subaccount
  Subaccount               Subaccount                          Total
     1996     1995       1994     1996    1995     1994     1996     1995
   1994     1996     1995       1994       1996       1995       1994



     $37,287   $13,509   $2,717    $-       $-      $-      $9,761
  $1,128  $-      $36,449    $3,370     $799      $125,207   $45,122
  $17,805
     (23,535)  (13,125)  (5,488)   (596)    -       -       (2,939)  (454)
   (2)     (13,160)   (7,633)    (2,542)   (47,381)   (26,326)   (10,909)

     13,934    384       (2,771)   (596)    -       -       6,822    674
   (2)     23,289     (4,263)    (1,743)   77,826     18,796     6,896




     52,017    1,196     1,119     (103)    -       -       7,648    1,367
   -       29,827     7,833      15,256    99,004     9,974      12,013

     207,655   44,162    38,690    -        -       -       2,628    34
   -       -          -          -         226,212    46,543     51,002


     300,146   357,516   (92,751)  8,803    -       -       69,107
  11,926  14      180,705    102,650    (31,841)  578,893    576,871
  (146,707)

     559,818   402,874   (52,942)  8,700    -       -       79,383
  13,327  14      210,532    110,483    (16,585)  904,109    633,388
  (83,692)


     $573,752  $403,258  $(55,713) $8,104   -       -       $86,205
  $14,001 $12     $233,821   $106,220   $(18,328) $981,935   $652,184
  $(76,796)

      BANNER LIFE VARIABLE ACCOUNT
      STATEMENTS OF CHANGES IN NET ASSETS
      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                   Money Market                      Balanced
               Bond                   Capital Growth
                                        Subaccount
  Subaccount                        Subaccount                Subaccount
                    Subaccount                        Subaccount
               Subaccount                 Subaccount
              1996      1995      1994      1996      1995     1994
  1996     1995     1994     1996       1995       1994
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

  Net
  investment
  income
  (loss)      $5,970    $3,202    $2,098    $12,233   $9,784   $5,333
  $16,174  $9,015   $3,981   $13,934    $384       $(2,771)

  Net
  realized
  gain
  (loss) on
  investments -         -         -         10,359    413      (3,247)
  (744)    (835)    (1,115)  52,017     1,196      1,119

  Net
  realized
  gain
  distri-
  butions     -         -         -         15,929    2,347    11,781   -
       -        531      207,655    44,162     38,690

  Change in
  unrealized
  investment
  gains
  (losses)    -         -         -         31,126    87,541   (17,293)
  (10,994) 17,238   (4,836)  300,146    357,516    (92,751)

  Net
  increase
  (decrease)
  in net
  assets
  resulting
  from
  operations  5,970     3,202     2,098     69,647    100,085  (3,426)
  4,436    25,418   (1,439)  573,752    403,258    (55,713)

      UNIT TRANSACTIONS

  Proceeds
  from
  units
  issued      951,932   632,021   851,824   228,927   160,860  135,680
  59,831   39,954   53,223   1,652,832  1,022,998  719,583

  Net asset
  value of
  units
  redeemed    (78,422)  (60,964)  (64,561)  (131,374) (91,381) (33,196)
  (31,441) (18,217) (9,685)  (892,614)  (427,161)  (228,723)

  Transfer
  (to) from
  other sub-
  accounts
  and
  general
  account     (720,821) (549,707) (787,229) 28,344    61,789   113,676
  (8,706)  12,371   76,634   356,338    205,353    366,403

  Increase
  in net
  assets
  from
  unit
  trans-
  actions     152,689   21,350    34        125,89    131,268  216,160
  19,684   34,108   120,172  1,116,556  801,190    857,263

  Net
  increase
  in net
  assets      158,659   24,552    2,132     195,544   231,353  212,734
  24,120   59,526   118,733  1,690,308  1,204,448  801,550

     NET ASSETS

  Beginning
  of year     61,783    37,231    35,099    574,392   343,039  130,305
  191,973  132,447  13,714   2,399,289  1,194,841  393,291
  End of
  year        $220,442  $61,783   $37,231   $769,936  $574,392 $343,039
  $216,093 $191,973 $132,447 $4,089,597 $2,399,289 $1,194,841

     See Notes to Financial Statements

            Global Discovery            Growth & Income
  International
               Subaccount                  Subaccount
  Subaccount                        Total
         1996       1995    1994    1996       1995       1994     1996
    1995       1994      1996        1995       1994




         $(596)     $-      $-      $6,822     $674       $(2)     $23,289
    $(4,263)   $(1,743)  $77,826     $18,796    $6,896





         (103)      -       -       7,684      1,367      -        29,827
    7,833      15,256    99,004      9,974      12,013





         -          -       -       2,628      34         -        -
    -          -         226,212     46,543     51,002





         8,803      -       -       69,107     11,926     14       180,705
    102,650    (31,841)  578,893     576,871    (146,707)








         8,104      -       -       86,205     14,001     12       233,821
    106,220    (18,328)  981,935     652,184    (76,796)






         197,087    -       -       446,441    78,256     811      952,575
    885,257    445,648   4,489,625   2,819,346  2,206,769




         (28,263)   -       -       (113,002)  (18,301)   (43)
  (575,294)  (364,849)  (104,371) (1,850,410) (980,873)  (440,579)







         122,346    -       -       198,596    85,236     257      51,232
    169,358    224,911   27,329      (15,600)   (5,348)







         291,170    -       -       532,035    145,191    1,025    428,513
    689,766    566,188   2,666,544   1,822,873  1,760,842




         299,274    -       -       618,240    159,192    1,037    662,334
    795,986    547,860   3,648,479   2,475,057  1,684,046




         -          -       -       160,229    1,037      -
  1,434,607  638,621    90,761    4,822,273   2,347,216  663,170

         $299,274   -       -       $778,469   $160,229   $1,037
  $2,096,941 $1,434,607 $638,621  $8,470,752  $4,822,273 $2,347,216

                           BANNER LIFE VARIABLE ACCOUNT
                           NOTES TO FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED DECEMBER 31, 1996

  NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

  The Banner Life Variable Account (the Account) is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account invests in shares of the Scudder Variable Life Investment Fund
  (the Fund), a mutual fund of the series type. The Account contains seven subaccounts - Money Market, Balanced, Bond,Capital Growth,
  Global Discovery, Growth & Income and International. The assets of each subaccount are held separate from the assets of the other subaccounts. The operations of the Account are part of Banner Life Insurance Company (the
  Insurance Company).  The Account commenced operations on June 1, 1991.

  NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Account in conformity with generally accepted accounting principles.

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Security valuation

  Investments are valued at the net asset value of fund shares held which approximates fair value.

  Security transactions and related investment income

  Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividends and distributions received from the Fund are recorded on the ex-dividend date and reinvested in additional shares of the Fund. Gains and losses from sales of investments are computed on the basis of average cost.

  Federal income taxes

  The operations of the Account are taxed as part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

  NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

  The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 1996, 1995 and 1994 were as follows:

  Subaccounts
              Money                               Capital      Global
  Growth
              Market     Balanced     Bond        Growth       Discovery
  & Income      International

  1996:

  Purchases  $929,274    $254,980     $86,711     $1,790,659   $301,217
  $588,480      $723,887
  Sales      783,102     94,934       49,349      430,152      12,603
  45,146        256,565

  1995:

  Purchases  $490,629    $194,761     $54,361     $994,892     -
  $154,733      $816,701
  Sales      463,722     49,367       10,131      138,515      -
  10,550        123,319

  1994:

  Purchases  $706,454    $273,359     $139,053    $982,052     -
  $1,125        $620,838
  Sales      704,382     38,451       13,970      86,187       -
  13            59,133


  NOTE 4 - RELATED PARTY TRANSACTIONS

  Although variable life benefits differ according to the investment performance of the Account, they are not affected by mortality or expense experience because the Insurance Company assumes the mortality risk and the expense risk under the contracts. The Insurance Company charges the Account assets for assuming those risks. For the years ended December 31, 1996, 1995 and 1994, the Account was charged an annual rate of .75% of net asset value for mortality and expense risk charges.

  The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable life contract may prove insufficient to cover the cost of those items.

  The mortality risk is the risk that the cost of insurance charges specified in the policy may prove insufficient to meet actual claims.

  Funds received by the Account for the sale of Account units represent gross contract premiums received by the Insurance Company less deductions for sales distribution expenses of 2.5% and premium taxes of 2.5% of the gross contract premium. Total deductions from gross contract premiums for the years ended
  December 31, 1996, 1995 and 1994 were as follows:

                   1995

    Subaccounts


                        Money                          Capital   Global
    Growth     Inter-                  1995          1994
                        Market    Balanced    Bond     Growth    Discovery
    & Income   national   Total        Total         Total

  Original costs
    to investors       $1,002,034  $240,975   $62,981  $1,739,824
  $207,461   $469,937   $1,002,711  $4,725,923  $2,967,730   $2,322,913

  Less:
    Premium taxes      25,051      6,024      1,575    43,496      5,187
    11,748     25,068      118,149     74,192       58,072
    Sales distribution
    expenses           25,051      6,024      1,575    43,496      5,187
    11,748     25,068      118,149     74,192       58,072

  Net amount
    applicable to
    investors          $951,932    $228,927   $59,831  $1,652,832
  $197,087   $446,441   $952,575    $4,489,625  $2,819,346   $2,206,769



  If a policy is surrendered during the first ten policy years, the Insurance
  Company will assess a full surrender charge. The full surrender charge consists of a flat amount for initial administrative expenses and a percentage of premiums paid in the first two policy years (up to the guideline annual premium) for sales expenses. During the first five policy years, the flat amount is $200 and the percentage is 27.5% of those premiums. The full surrender charge then grades down to zero over the next five policy years in regular monthly intervals. The Account has been advised that surrender charges of $133,467, $71,775, and $4,097 were charged to policyholders in 1996,
  1995 and 1994, respectively.

  A monthly deduction is made from the account value of each policy to compensate the Insurance Company for the cost of insurance coverage and any optional benefits added by riders, and for certain administrative costs. The monthly charges were $1,045,766, $747,850 and $395,795 in 1996, 1995 and
  1994,
  respectively. The monthly deductions are made from the subaccounts in proportion to the values held in those accounts.

  Transfers may be made amongst the subaccounts and the general account of the
  Insurance Company. A transfer charge may be imposed for each transfer request.
  The charge will be deducted from the amount transferred to compensate the
  Insurance Company for the costs in effectuating the transfer. There is no charge for the first four transfers in each policy year, and a $15 charge is imposed on each additional transfer request. There were no transfer charges in 1996, 1995 or 1994.

  Included in assets of the Account at December 31, 1996 is $4,172 related to policies held by an officer of the Insurance Company.

  NOTE 5 - UNIT ACTIVITY

  Transactions in units of each subaccount were as follows:

                                                  Subaccounts
                          Money                          Capital
  Global      Growth
                          Market   Balanced     Bond     Growth
  Discovery   & Income    International

  Units outstanding at
     December 31, 1993    31,071     112,041    11,995    270,071     -
        -          75,730

  Units issued            737,488    219,311    120,920   817,449     -
        1,120      555,757
  Units redeemed          (736,921)  (29,330)   (9,014)   (172,321)   -
        (44)       (86,782)

  Units outstanding at
     December 31, 1994    31,638     302,022    123,901   915,199     -
        1,076      544,705

  Units issued            537,441    171,793    46,376    851,579     -
        142,687    900,378
  Units redeemed          (516,062)  (71,585)   (17,487)  (322,996)   -
        (16,171)   (328,587)

  Units outstanding at
     December 31, 1995    53,017     402,230    152,790   1,443,782   -
        127,592    1,116,496

  Units issued            777,099    175,236    61,456    1,162,173
  314,009     476,820    775,492
  Units redeemed          (655,403)  (92,103)   (45,700)  (541,102)
  (28,664)    (91,909)   (463,023)

  Units outstanding at
     December 31, 1996    174,713    485,363    168,546   2,064,853
  285,345     512,503    1,428,965


  BANNER LIFE INSURANCE COMPANY
  (an ultimate wholly-owned subsidiary
   of Legal & General Group Plc)
   FINANCIAL STATEMENTS FOR THE YEARS ENDED
   DECEMBER 31, 1996, 1995 AND 1994

   REPORT OF INDEPENDENT ACCOUNTANTS

   February 10, 1997


   To the Board of Directors and
    Shareholder of Banner Life Insurance Company

    In our opinion, the accompanying consolidated balance sheets and the related
    consolidated statements of income, of shareholder's equity and of cash flows
    present fairly, in all material respects, the financial position of
  Banner
    Life Insurance Company (an ultimate wholly-owned subsidiary of Legal & General Group Plc) and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity
    with generally accepted accounting principles.  These financial statements
    are the responsibility of the Company's management; our responsiblity is
    to express an opinion on these financial statements based on our audits.
    We conducted our audits of these statements in accordance with generally
    accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements
    are free of material misstatement.  An audit includes examining, on a test
    basis, evidence supporting the amounts and disclosures in the financial
    statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement
    presentation.   We believe that our audits provide a reasonable basis
  for
    the opinion expressed above.

    As discussed in Note 2, the Company, effective January 1, 1994, adopted
    Statement of Financial Accounting Standards No. 115, "Accounting for
  Certain
    Investments in Debt and Equity Securities."

    /S/ Price Waterhouse LLP

                         BANNER LIFE INSURANCE COMPANY
      (an ultimate wholly-owned subsidiary of Legal & General Group Plc)
                          CONSOLIDATED BALANCE SHEETS
                                  (in 000's)


  December 31,
                                                                1996
       1995
  ASSETS
  Investments:
    Fixed maturities:
      Available-for-sale, at market (amortized cost $1,397,210
       and $1,334,453)                                          $1,404,492
       $1,401,147
      Held-to-maturity, at amortized cost (market $191,489
       and $170,526)                                            190,877
       164,195
      Equity securities, available-for-sale, at market
       (amortized cost  $1,220 and $1,543)                      2,292
       2,878
      Mortgage loans                                            1,251
       1,574
      Policy loans                                              131,676
       129,070
      Other invested assets                                     398
       398
         Total investments                                      1,730,986
       1,699,262
  Cash and cash equivalents                                     106,843
       153,315
  Accrued investment income                                     25,229
       25,582
  Reinsurance recoverable                                       18,246
       25,420
  Property and equipment                                        6,080
       6,762
  Deferred policy acquisition costs                             195,067
       148,803
  Value of business in force                                    101,640
       101,457
  Goodwill and other intangibles                                37,846
       39,787
  Separate account assets                                       36,698
       23,933
  Other assets                                                  1,485
       8,632
    Total assets                                                $2,260,120
       $2,232,953

  LIABILITIES
  Life policy reserves                                          $
  280,732      $   286,510
  Policy account balances                                       1,394,931
       1,369,483
  Accident and health reserves                                  1,200
       1,353
  Unearned revenue reserve                                      3,209
       3,682
  Claim reserves                                                36,514
       42,678
  Deferred Federal income taxes                                 47,289
       49,580
  Accounts payable and accrued expenses                         5,742
       8,333
  Reinsurance ceded                                             6,956
       7,811
  Separate account liabilities                                  36,698
       23,933
  Other liabilities                                             28,732
       28,859
    Total liabilities                                           1,842,003
       1,822,222

  SHAREHOLDER'S EQUITY
  Common stock, $1 par value - 2,500,000 shares authorized, issued and
    outstanding                                                 2,500
       2,500
  Additional paid-in capital                                    233,659
       233,659
  Net unrealized investment gains                               2,210
       15,800
  Retained Earnings                                             179,748
       158,772
    Total shareholder's equity                                  418,117
       410,731
    Total liabilities and shareholder's equity                  $2,260,120
       $2,232,953

  The accompanying notes are an integral part of these financial statements.


                        BANNER LIFE INSURANCE COMPANY
      (an ultimate wholly-owned subsidiary of Legal & General Group Plc)
                      CONSOLIDATED STATEMENTS OF INCOME
                                  (in 000's)
                                                      For the Year Ended
  December 31,
                                                         1996
  1995         1994
  Insurance revenues:
     Life insurance premiums                              $ 39,386       $
  38,678     $41,855
     Universal life and investment product policy charges 50,863
  51,619       46,663
     Accident and health premiums                         277
  382          425
  Net investment income                                   121,563
  122,610      117,300
  Reinsurance allowance                                   12,137
  11,347       12,170
  Realized investment gains                               11,430
  18,264       974
  Other income                                            1,028
  726          1,229
     Total revenue                                        236,684
  243,626      220,616

  BENEFITS AND EXPENSES
  Benefits to policyholders and beneficiaries
     Life insurance benefits                              44,376
  57,247       53,745
     Universal life and investment product benefits       100,802
  98,072       84,850
     Accident and health benefits                         1,468
  415          439
  Change in policy and other reserves:
     Life                                                 (10,778)
  (13,527)     (5,851)
     Accident and health                                  (153)
  (62)         (42)
  Commissions                                             36,705
  40,087       46,588
  Expenses and taxes                                      38,547
  46,601       42,270
  Increase in deferred policy acquisition costs           (22,166)
  (17,725)     (31,179)
  Amortization of value of business in force              14,391
  5,532        1,010
  Amortization of goodwill and other intangibles          1,941
  1,941        1,941
            Total benefits and expenses                   205,133
  218,581      193,771

  Operating income before Federal income taxes            31,551
  25,045       26,845

  Provision for Federal income taxes:
         Current                                          5,451
  7,017        337
         Deferred                                         5,124
  1,382        8,715
            Total provision for Federal income taxes      10,575
  8,399        9,052

  Net income                                              $20,976
  $16,646      $17,793

  The accompanying notes are an integral part of these financial statements.

                         BANNER LIFE INSURANCE COMPANY
                     (an ultimate wholly-owned subsidiary
                         of Legal & General Group Plc)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (in 000's)


                                                      Net
                                          Additional  Unrealized
         Total
                                Common    Paid in     Investment
  Retained     Shareholder's
                                 Stock    Capital    Gains (Losses)
  Earnings       Equity

  Balance at December 31, 1993    $2,500    $233,165   $1,107
  $130,633       $367,405
  Net income
  17,793         17,793
  Effect of adoption of SFAS 115
       on January 1, 1994                              7,056
          7,056
  Dividend payment to parent
  (6,300)        (6,300)
  Change in net unrealized
  (depreciation) on investments                        (18,663)
          (18,663)

  Balance at December 31, 1994    2,500     233,165    (10,500)
  142,126        367,291
  Net income
  16,646         16,646
  Shawfield, Inc. merger                    494
          494
  Change in net unrealized
   investment gains (losses)                           26,300
          26,300

  Balance at December 31, 1995    2,500     233,659    15,800
  158,772        410,731
  Net income
  20,976         20,976
  Change in net unrealized
   investment gains (losses)                           (13,590)
          (13,590)

  Balance at December 31, 1996    $2,500    $233,659   $2,210
  $179,748       $418,117

  The accompanying notes are an integral part of these financial statements.


                           BANNER LIFE INSURANCE COMPANY
    (an ultimate wholly-owned subsidiary of Legal & General Group Plc)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (in 000's)


                                                        Year ended
  December 31,
                                                         1996
  1995         1994
  Cash flows from operating activities:
     Net income                                          $20,976
  $16,646      $17,793
     Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation and amortization                     19,211
  10,729       5,965
       Realized investment gains                         (11,430)
  (18,264)     (974)
       Provision for deferred Federal income taxes       5,124
  1,382        8,715
       Decrease (increase) in accrued investment income  353
  1,367        (2,178)
       Increase in deferred policy acquisition costs     (22,166)
  (17,725)     (31,179)
       Decrease (increase) in other assets               14,325
  (4,684)      2,846
       Increase in reserves                              12,880
  80,667       110,594
       (Decrease) increase in accounts payable and other
       liabilities                                       (3,581)
  12,645       (1,109)
       Total adjustments                                 14,716
  66,117       92,680

  Net cash provided by operating activities              35,692
  82,763       110,473

  Cash flows from investing activities:
     Proceeds from sale of securities                    5,503,134
  2,625,802    84,501
     Maturities of securities                            465
  8,415        36,400
     Purchases of securities                             (5,582,917)
  (2,612,530)  (189,628)
     Purchases of property and equipment, net            (240)
  (823)        (525)
     (Increase) decrease in policy loans                 (2,606)
  1,295        (2,669)

  Net cash (used in) provided by investing activities    (82,164)
  22,159       (71,921)

  Cash flows from financing activities:
       Dividend paid to parent                           -             -
          (6,300)
       Capital Contribution - Shawfield, Inc. merger     -             494
          -
  Net cash provided by (used in) financing activities    -             494
          (6,300)

  Net (decrease)increase in cash and cash equivalents    (46,472)
  105,416      32,252
  Cash and cash equivalents at beginning of year         153,315
  47,899       15,647

  Cash and cash equivalents at end of year               $   106,843   $
  153,315   $  47,899

  The accompanying notes are an integral part of these financial statements.

                    BANNER LIFE INSURANCE COMPANY
                 (an ultimate wholly-owned subsidiary
                    of Legal & General Group Plc)
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

  NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

  Banner Life Insurance Company (the Company) is a wholly-owned subsidiary of
  Legal & General America, Inc. (Legal & General America), which, in turn, is an ultimate wholly-owned subsidiary of Legal & General Group Plc (Legal & General).

  On December 31, 1995, the Company's parent, Legal & General Life
  Insurance
  Company of America, Inc. (Legal & General Life), merged with its parent Legal & General
  America, Inc., a Delaware corporation. Legal & General America now owns all outstanding shares of Banner. Full control of Legal & General America ultimately resides with Legal & General.
  Legal & General was founded in 1836 and is a United Kingdom company with primary insurance activities in pension, accident, life and general insurance.

  The Company operates predominantly in the individual traditional life, universal life and annuity markets of the life insurance industry and has two wholly-owned subsidiaries: William Penn Life Insurance Company of New York (William Penn New York)and Group Concepts, Inc. (Group Concepts) which in turn wholly-owns Banner Financial Services Group, Inc. The Company and its life insurance subsidiary, William Penn New York, on a combined basis are licensed to transact business in every state except Maine.

  On September 30, 1996, two wholly-owned subsidiaries of the Company, European
  Life Insurance Company and First British American Life Insurance Company, were dissolved. The assets of the dissolved companies were distributed to the Company.

  On December 31, 1995, Shawfield, Inc. (an ultimate wholly-owned subsidiary of Legal & General) was merged into Group Concepts. The merger is expected to provide additional operating and investment opportunities to the Company.
  Shawfield's income and net assets in 1995 and 1994 were immaterial.

  NOTE 2 - SIGNIFICANT ACCOUNTING PRACTICES

  The significant accounting policies followed by the Company and its consolidated subsidiaries are described below.

  Basis of Financial Reporting

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period.
  Actual results could differ from those estimates.

  The accompanying financial statements have been prepared in accordance with
  generally accepted accounting principles.  These accounting principles differ
  in many respects from the statutory accounting practices applicable to the
  Company and its life subsidiaries which are prescribed or permitted by regulatory authorities and are primarily designed to demonstrate solvency.
  Under statutory reporting practices, statutory capital and surplus of the
  Company, including equity investments in subsidiaries, at December 31,
  1996
  and 1995 was $129,888,000 and $95,277,000 respectively. Statutory net income of the Company was $31,103,000, $11,981,000 and $2,081,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

  The maximum amount of dividends that may be paid by State of Maryland insurance companies to shareholders without prior approval of the Insurance
  Commissioner is subject to restrictions relating to statutory capital and surplus and statutory gains from operations. The maximum dividend payout which may be made in 1997 without prior approval is $32,473,000.

  Regulatory risk-based capital rules require a specified level of capital depending on the types and quality of investments held, the types of business written and the types of liabilities maintained.  Depending on the ratio of
  an insurer's surplus to its risk-based capital, the insurer could be subject
  to various regulatory actions ranging from increased scrutiny to conservatorship. The Company's risk-based capital ratios for 1996 and 1995 are significantly above the regulatory action levels.

  Basis of Consolidation

  The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

  Investments

  At January 1, 1994, the Company adopted Statement of Financial
  Accounting
  Standards No. 115, "Accounting for Certain Investments in Debt and
  Equity
  Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Accordingly, fixed maturities (comprised of bonds and redeemable preferred stocks) which the Company has both the ability and intent to hold to maturity are stated at amortized cost. Fixed maturities and equity securities which have been identified as available for sale are reported at fair value. Unrealized holding gains or losses for the securities classified as available for sale are reported in shareholder's equity, net of the effect of the gains or losses on deferred acquisition costs and value of business in force, as well as net of deferred Federal income tax. Fixed maturities reported at amortized cost are reduced to estimated net realizable value when necessary for impairments in value considered to be other than temporary. Implementation of this statement increased shareholder's equity by $7,056,000, net of deferred policy acquisition costs, value of business in force and deferred Federal income tax.

  Mortgage loans on real estate are stated at unpaid balances adjusted for amortization of discount. Policy loans are carried at the aggregate of unpaid balances with interest. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer survey values or internal estimates. These are consistent with the current interest rate and economic environment.

  Interest on bonds and policy loans is recorded as income when it is earned.
  Purchase premium or discount is amortized over the life of the investment utilizing the effective interest method. Realized gains and losses are reported as a component of revenue based upon specific identification of the investments sold. When impairment of the value of an investment is considered other than temporary, the decrease in value is reported as a realized investment loss and a new cost basis is established.

  Cash Equivalents

  The Company considers short-term investments with original maturities of three months or less to be cash equivalents.

  Reinsurance

  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts.

  Amounts paid or deemed to have been paid for reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

  Property and Equipment

  Property and equipment is stated at cost less accumulated depreciation. Depreciation is charged to operations using the straight-line method over their estimated useful lives of twenty-five years for the Company's building and five to ten years for furniture, equipment and automobiles. Gains and losses upon disposition are included in other operating income.

  Separate Accounts

  The separate account assets and liabilities reflected in the financial statements represent funds for which the holder of the policy or contract, rather than the Company, bears the investment risk. These include separately administered group retirement annuity contracts, variable universal life and variable annuity products. Such amounts are stated at market value.

  Deferred Policy Acquisition Costs

  The costs of acquiring new business, principally commissions, and certain policy underwriting and issue costs, all of which vary with and are primarily related to the production of new business, have been deferred.

  Deferred policy acquisition costs for traditional life policies are amortized through the use of factors in a manner which charges each year's operations with costs in proportion to the receipt of policy premiums. The factors were developed consistent with the same assumptions as to interest, mortality and withdrawals used in computing the liability for future policy benefits.

  Deferred policy acquisition costs for universal life-type and investment-type policies are amortized in relation to the present value of estimated gross profits from the related contracts. The Company annually performs analyses of actual experience on each block of business with respect to interest rates, mortality, terminations and expenses, and adjusts the amortization and the assets accordingly.

  The Company incurred and deferred total policy acquisition costs of $46,832,000, $40,214,000, and $42,628,000 for the years ended December
  31,
  1996, 1995 and 1994, respectively. The related amortization expense was $24,666,000, $22,489,000, and $11,449,000 in 1996, 1995 and 1994,
  respectively.

  Value of Business in Force

  The value of business in force represents the remaining unamortized portion of actuarially determined fair market values of blocks of business, including the Company's original block of business, valued at acquisition date.

  Amortization of the value of business in force for traditional life blocks of business is based on factors developed using the defined valuation premium method to estimate the value of business in force at durations subsequent to the purchase date. The value of business in force for the interest sensitive blocks of business is amortized in relation to the present value of estimated gross profits from the related purchased blocks of business. The Company annually performs analyses of actual experience on each block of business with respect to interest rates, mortality, terminations and expenses, and adjusts the amortization and the value of business in force accordingly.


  Goodwill and Other Intangibles

  Goodwill represents the excess of acquisition cost over the net fair value of assets acquired and liabilities assumed in the acquisition of the Company's subsidiaries. Goodwill and other intangible assets are amortized by the straight-line method over the periods ranging from 5 to 40 years.

  On a periodic basis, the Compnay estimates the future undiscounted cash flows of the businesses to which goodwill relates, in order to ensure that the carrying value of goodwill has not been impaired. Accumulated amortization was $26,783,000 and $24,842,000 as of December 31, 1996 and 1995,
  respectively.

  Reserve for Life Policies

  The reserve for individual traditional life policies is primarily computed utilizing the net level premium method based upon assumptions regarding interest rates, mortality and withdrawals, including provisions for unfavorable deviations from such assumptions. Level interest rates of 9.0%,
  7.0% or 6.25% for certain products are assumed for all years of issue. For all other products, a graded scale is assumed which begins at rates ranging from 8.5% to 10.0% and grades to rates ranging from 7.0% to
  8.0% over periods of five to twenty years. Mortality assumptions are based on multiples of the 1965 - 1970 and 1975 - 1980 select and ultimate tables.
  The multiples vary with the characteristics of the risks assumed and are adjusted for non-smoker mortality where applicable.

  The reserves for universal life-type policies consist primarily of the accumulated policy account balances computed utilizing the retrospective deposit method based upon policy account values as defined in the contracts before surrender charges.

  Recognition of Premium Revenue and Costs

  For individual traditional life policies, premiums are recognized as income when due. Benefits and expenses associated with such premiums are allocated over the life of the policies. This allocation is accomplished by means of the reserving method and the amortization of deferred policy acquisition costs.

  For universal life-type policies, revenues are generally recognized as mortality, expense and surrender charges and are assessed against universal life-type policyholder account balances, while excess policy loads are earned over the life of the policy. For annuity contracts, revenues are recognized as policy loads and expense charges are assessed against annuity contract holder account balances. Benefits expense consists of interest credited to the policy account balances and benefit claims incurred in excess of policy account balances. Such expenses are recognized as incurred.

  Claim reserves include amounts for claims in course of settlement and claims incurred but not reported.

  Unearned Revenue Reserve

  Amounts assessed against policyholder account balances as front-load charges are accounted for as unearned revenues and are credited to income in the same manner as deferred policy acquisition costs are amortized.

  Income Taxes

  The Company accounts for certain income and expense items differently for financial reporting and income tax purposes. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates and laws.

  Reclassification

  Certain prior year amounts were reclassified to conform to current year presentation.


  NOTE 3 - REINSURANCE

  During 1996, the Company increased its retention limit from $200,000 to $250,000 for each life insured. Business purchased from Monarch is currently subject to retention limits up to $400,000, although a spread loss reinsurance treaty (coinsurance basis) is in effect, which reduces the net liability to a $200,000 retention limit.

  The principal reinsurance treaties of William Penn New York function to distribute the risk among William Penn New York and the reinsurance pool members, of the first dollar of insurance issued up to a retention limit of $250,000. These risks are ceded principally under treaties with pools each consisting of four or five reinsurance companies. The universal life products are reinsured on a yearly renewable term basis while the term insurance products are reinsured on a coinsurance basis. Each five member and four member pool functions to share proportionately in the reinsurance at
  16.67% and 20% of the policy face amount up to William Penn New York's retention limit and at 20% and 25% of the policy face amount in excess of
  William Penn New York's retention limit, respectively.

  Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurers' insolvencies. Reinsurance recoverables with a carrying value of $18.2 million and $25.4 million were associated with five reinsurers who compose 57% and
  68% of all reinsurance activities of the Company at December 31, 1996 and 1995, respectively. The Company holds collateral under related reinsurance agreements in the form of letters of credits and trust agreements totaling
  $110.5 million that can be drawn on for amounts that remain unpaid for more than 120 days.

  Approximately 63%, 64% and 64% of the amount of life insurance in force at
  December 31, 1996, 1995 and 1994, respectively, was reinsured.

  The effect of reinsurance on premiums earned and benefits incurred for the years ended December 31, 1996, 1995 and 1994 are as follows (in 000's):

                                                    Year Ended December
  31,
                                                1996       1995
  1994
  Direct premiums and amounts assessed against
   policyholders                             $172,412     $169,497
  $164,123
  Reinsurance assumed                           (841)          907
  1,001
  Reinsurance ceded                          (81,045)      (79,725)
  (76,181)
       Net premiums                         $  90,526    $  90,679   $
  88,943

  Direct benefits paid and assessed against
   policyholders                             $201,176     $216,934
  $190,581
  Reinsurance assumed                             133           80
  170
  Reinsurance ceded                          (54,663)     (61,280)
  (51,717)
            Net benefits                     $146,646     $155,734
  $139,034

  NOTE 4 - INVESTMENTS

  The sources of net investment income are summarized as follows (in
  000's):

                                             Year Ended December 31,
                                           1996        1995          1994
  Investment income:
    Fixed maturities                    $108,321      $111,052    $108,218

    Equity securities                        156           517         302

    Mortgage loans                           131           154         211

    Policy loans                           8,365         8,202       8,540

    Short-term investments                 6,080         4,663       1,581

    Other                                     52            80          29


  Gross investment income                123,106       124,668     118,881

  Less investment expense                (1,543)       (2,058)     (1,581)


  Net investment income                 $121,563      $122,610    $117,300



  Investment gains (losses) are summarized as follows (in 000's):
                                             Year Ended December 31,
                                           1996        1995          1994

  Realized investment gains (losses)
     Fixed maturities                  $  10,974      $ 18,127 $       708

     Equity securities                       468           182         278

       Other                                (12)          (45)        (12)

  Gross realized investment gains      $  11,430     $  18,264 $       974


  Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity, and the changes for corresponding
  years, are summarized as follows (in 000's):
                                           1996        1995          1994

  Balance, beginning of year             $15,800     $(10,500)     $ 1,107


  Change in net unrealized investment gains (losses):
     Fixed maturities                  $(59,427)      $139,725   $(71,595)
     Equity securities                     (251)           370       (713)

                                        (59,678)       140,095    (72,308)


  Changes in net unrealized investment gains (losses)
  attributable to:
     Deferred policy acquisition costs    24,098      (59,797)      31,692

     Value of business in force           14,575      (39,807)      22,764

     Deferred Federal income taxes         7,415      (14,191)       6,245

  Total change in net unrealized
  investment gains (losses)            $(13,590)      $ 26,300   $(11,607)

  Balance, end of year                 $   2,210      $ 15,800   $(10,500)

  The following tables provide additional information relating to fixed maturities and equity securities (in 000's):


  December 31, 1996                               Gross          Gross
  Fixed maturities:              Amortized     Unrealized     Unrealized
   Estimated
  Held-to-Maturity:                  Cost          Gains          Losses
       Fair Value
  Mortgage-backed                 $85,265           $858          $(561)
     $85,562

  Corporate                       54,862            870           (551)
     55,181

  U.S. Treasury securities and
   U.S. government and
   agency securities              47,235            439           (715)
     46,959

  Foreign governments             3,339             199           -
     3,538

  Redeemable preferred stock      176               73            -
     249

  Total held-to-maturity          $190,877          $2,439        $(1,827)
     $191,489

  Available-for-sale:
  Mortgage-backed                 122,263           374           (1,248)
     121,389

  Corporate                       1,124,273         15,349        (7,463)
     1,132,159

  U.S. Treasury securities and
   U.S. government and
   agency securities              111,145           512           (683)
     110,974

  Foreign governments             39,529            748           (307)
     39,970

  Total available-for-sale        $1,397,210        $16,983       $(9,701)
     $1,404,492

  Equity securities:
  Common stock                    $425              $190          -
     $615
  Preferred Stock                 795               882           -
     1,677
  Total equity securities         $1,220            $1,072        $-
     $2,292



  December 31, 1995                               Gross          Gross
  Fixed maturities:              Amortized     Unrealized     Unrealized
   Estimated
  Held-to-Maturity:                  Cost          Gains          Losses
       Fair Value
  Mortgage-backed                 $95,801           $2,587        $(28)
     $98,360

  Corporate                       37,893            1,812         -
     39,705

  U.S. Treasury securities and
   U.S. government and
   agency securities              26,988            1,538         -
     28,526

  Foreign governments             3,338             339           -
     3,677

  Redeemable preferred stock      175               83            -
     258

  Total held-to-maturity          $164,195          $6,359        $(28)
     $170,526

  Available-for-sale:
  Mortgage-backed                 $87,469           1,535         (132)
     $88,872

  Corporate                       1,120,807         59,734        (189)
     1,180,352

  U.S. Treasury securities and
   U.S. government and
   agency securities              82,599            2,500         (23)
     85,076

  Foreign governments             43,578            3,309         (40)
     46,847

  Total available-for-sale        $1,334,453        $67,078       $(384)
     $1,401,147

  Equity securities:
  Common stock                    $375              $-            $-
     $375
  Preferred Stock                 1,168             1,335         -
     2,503
  Total equity securities         $1,543            $1,335        $-
     $2,878


  The contractual maturity of debt securities at December 31, 1996 is shown below (in 000's):

                                           Held-to-Maturity
    Available-for-sale
                                          Amortized       Estimated
  Amortized       Estimated
                                            Cost          Fair Value
  Cost          Fair Value
  Due in one year or less                  $-            $-
  $15,984         $16,021
  Due after one year through five years    1,999         2,013
  482,542         485,273
  Due after five years through ten years   85,292        86,021
  541,141         543,003
  Due after ten years                      103,586       103,455
  357,543         360,195

  Total                                    $190,877      $191,489
  $1,397,210      $1,404,492

  Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call of prepayment penalties.

  The proceeds from sales of investments held-to-maturity of $11,052,000, $19,113,000 and $2,793,000 in 1996, 1995 and 1994, respectively, were generated by mortgage-backed security pay downs in 1996.
  Proceeds from these sales in 1995 and 1994 were generated by $1,358,000 and $1,756,000, respectively, of involuntary call activity, $1,702,000 and $1,037,000, respectively, of mortgage-backed security paydowns and $8,415,000 of matured securities in 1995. No gross gains were realized on these sales in 1996. Gross gains of $492,000 and $477,000 were realized in
  1995 and 1994, respectively. The securities had an amortized cost of $11,052,000, $18,621,000 and $2,316,000 in 1996, 1995 and 1994,
  respectively.
  On November 30, 1995, the Company transferred $247,182,000 of securities classified as held-to-maturity to the available-for-sale portfolio.
  As a result, unrealized gains on fixed maturities increased by
  $16,853,000
  in 1995.

  Proceeds from sales of investments in debt securities classified as available-for-sale were $1,895,233,000, $2,142,146,000 and $77,589,000 in 1996, 1995 and 1994, respectively. Gross gains of $25,397,000, $26,237,000 and $913,000 and gross losses of $10,703,000, $9,594,000 and $568,000 were realized on these sales in 1996, 1995 and 1994, respectively.

  Proceeds from the sales of debt securities classified as trading were $3,365,152,000 and $238,457,000 in 1996 and 1995, respectively. Gross gains
  of $4,725,000 and $1,226,000 and gross losses of $7,557,000 and $234,000 were realized on these sales in 1996 and 1995, respectively. No proceeds from the sales of debt securities were classified as trading in 1994.

  Proceeds from sales of all other securities were $2,113,040,000,
  $1,415,600,000
  and $4,119,000 in 1996, 1995 and 1994, respectively, comprised primarily of short term investments. Gross gains of $468,000, $182,000 and $278,000 were realized on these sales in 1996, 1995 and 1994, respectively.

  NOTE 5 - FINANCIAL INSTRUMENTS

  Fair Values of Financial Instruments

  Cash and cash equivalents: The carrying amount approximates fair value because of the short maturity of those instruments.

  Fixed-income securities: The fair values of fixed income securities are estimated based on quoted market prices for those or similar instruments.
  When there is no quoted market price, estimates of fair value are based on quotes from industry recognized rating services. Estimated fair values of these instruments are contained in Note 4 to the financial statements.

  Equity securities: The fair values are estimated based principally on quoted market prices. These securities are carried at fair value.

  Mortgage loans: The carrying amount approximates fair value, because the average interest rates on outstanding balances are similar to current market rates.

  Policy loans: Policy loans are issued with varying interest rates, depending on the terms of the insurance policies. Future cash flows are uncertain and difficult to predict. Accordingly, it was not practicable to estimate fair value of policy loans.

  Investment contracts: The carrying amount of $442,087,000 approximates fair values. The fair value of annuities in the payout phase is assumed to be the present value of the anticipated cash flows discounted at current interest rates. The fair value of annuities in the accumulation phase is assumed to be the contract holders' account value less surrender charge.

  Financial Instruments with Off-Balance Sheet Risk

  In 1996 and 1995, the Company entered into forward purchase contracts for mortgage-backed securities which provide for future receipt of securities at specified prices. The contracts are then closed prior to settlement without taking delivery of the securities. These instruments are treated as off-balance sheet items. No cash is required at inception, and the cash required at settlement is the notional value. The contract does not require collateral. Risk arises from the potential inability of counterparties to perform under the terms of the contracts and from changes in securities' values and interest rates. Changes in unrealized gains and losses on these contracts are included in earnings, with corresponding offsetting amounts reflected as assets or liabilities.

  At December 31, 1996, the Company had open forward purchase contracts for mortgage-backed securities which had a notional (contract) value of $75 million at an average price of $99.33. Net trading gains for 1996 related to forward purchase contracts was $298,000, including a $506,000 unrealized loss at December 31, 1996.

  At December 31, 1995, the Company had open forward purchase contracts for
  mortgage-backed securities which had a notional (contract) value of $70 million at an average price of $101.03 (for Banner Life securities) and $100.60 (for William Penn New York securities). The open contracts were closed in January 1996 at a gain of $825,000. Net trading gains for 1995 related to forward purchase contracts was $1,503,000 including $889,000, which was unrealized at December 31, 1995.

  NOTE 6 - FEDERAL INCOME TAXES

  The Company and its subsidiaries join in the filing of a life-nonlife consolidated Federal income tax return with Legal & General America. Each member in the consolidated return provides for income taxes under the provisions of an intercompany tax sharing agreement. The tax sharing agreement provides that loss companies are given credit to the extent that such losses reduce the consolidated tax liability. The utilization of operating losses of the nonlife companies are generally limited to thirty-five percent of the lesser of nonlife subgroup losses or current period life subgroup taxable income. William Penn New York will become eligible to join the life-nonlife consolidated Federal income tax return in 1995.

  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

  Significant components of the Company's deferred tax assets and liabilities as of December 31, 1996 and 1995 are as follows (in 000's):


                                                  1996            1995
  Deferred tax assets:
  Reserves                                        $(41,797)
  $(43,209)
  Pension and compensation accruals                   (544)
  (685)
  Net operating loss carryovers                    (13,552)
  (17,000)
  Other, net                                        (5,704)
  (2,439)
       Gross deferred tax assets                   (61,597)
  (63,333)

  Deferred tax liabilities:
       Insurance in force                          37,140
  40,822
       Policy acquisition costs deferred           52,149
  45,378
       Other, net                                   1,497
  1,198
       Valuation allowance                         17,000
  17,000
       Gross deferred tax liabilities             107,786
  104,398

  Net deferred tax liability before deferred       46,189
  41,065
     tax on unrealized investment gains

  Deferred tax on unrealized investment gains       1,100
  8,515

  Net deferred tax liability                      $47,289
  $49,580

  As discussed in Note 1, at December 31, 1995, Shawfield, Inc. was merged into
  Group Concepts. Shawfield, Inc. had net operating loss carryovers of approximately
  $50 million that are eligible to offset the future taxable income of Group
  Concepts and a deferred tax asset has been established for these loss carryovers. It is expected that the loss carryovers will be utilized in future periods. A valuation allowance has been established for these loss carryovers and will be reduced in future periods as such loss carryovers are utilized.

  The difference between the provision for income taxes and the amount of income tax determined by applying the applicable U.S. statutory Federal income tax rate to pre-tax income is due to the nondeductible expenses and the expenses related to acquisition activities, none of which are material in amount.

  Income taxes paid by the Company during 1996, 1995 and 1994 were $3,500,000,
  $2,700,000 and $1,400,000 respectively.

  NOTE 7 - EMPLOYEE BENEFIT PLANS

  Legal & General America maintains a non-contributory defined benefit pension plan (the Plan) covering substantially all full-time employees of the Company.

  Benefits under the Plan are based on years of service and compensation levels.
  The funding policies of the Plan are to contribute amounts that meet minimum funding requirements, but which do not exceed the maximum funding limits as currently determined under applicable tax regulations. The Plan has reached its funding limitation and, accordingly, the Company made no contribution to the Plan in 1996, 1995 and 1994.

  The following table sets forth the consolidated funded status of the Plan at
  January 1, 1996 and 1995 and the amount of prepaid pension cost included in the accompanying balance sheets at December 31, 1996 and 1995 (in 000's):

                                                        1996
  1995
  Actuarial present value of periodic benefit obligations:

    Vested                                              $7,106
  $6,441
    Nonvested                                              351
  340

        Accumulated benefit obligation                  $7,457
  $6,781

  Projected benefit obligation                          $8,010
  $7,351
  Plan assets at fair value                              9,450
  8,105

  Excess of Plan assets over projected benefit
  obligation                                             1,440
  754
  Unrecognized prior service cost                        (150)
  (171)
  Unrecognized net gain                                (1,091)
  (50)
  Unrecognized portion of net transition assets          (398)
  (518)

  (Accrued)/prepaid pension cost included in
  other assets                                          $(199)
  $15

  The consolidated net periodic pension cost for the Plan in 1996, 1995 and
  1994 included the following components (in 000's):

                                          Year Ended December 31,
                                          1996             1995
  1994
  Service cost                           $450             $347
  $379
  Interest cost                           540              493
  438
  Actual return on plan assets           (634)            (580)
  (546)
  Net amortization                       (142)            (142)
  (142)

  Pension cost                           $214             $118
  $129

  The assumptions used in the accounting for the Plan were as follows:

                                            1996           1995
  1994
  Discount rate                             7.25%         7.25%
  7.50%
  Rate of increase in compensation          6.00%         6.00%
  6.00%
  Expected long-term return on Plan assets  8.00%         8.00%
  8.00%


  The Company administers the pension plan funds for the group of companies.
  The Plan's assets are generally invested in U.S. Government securities, listed common stocks and investment-grade corporate bonds. The assets and liabilities of the Plan are included in the accompanying balance sheets as a component of separate account assets and liabilities.

  Legal & General America also maintains a voluntary defined contribution thrift plan (the thrift plan) available to substantially all eligible employees of the Company with one year of employment and 1,000 hours of service. Employees' contributions, up to the maximum of 6% of their defined compensation, were matched 100% by the Company in 1996, 1995 and 1994. The Company's contributions to the plan are charged to expense and amounted to $413,000, $505,000, and $454,000 in 1996, 1995 and 1994, respectively.

  NOTE 8 - COMMITMENTS

  William Penn New York entered into an operating lease effective March
  1992.
  The lease contains escalation provisions for operating expenses and taxes of four percent per year after 1993 and two renewable option terms of five years each. The base lease terminates in 2002. Annual rent expense incurred was $1,123,000, $1,065,000 and $1,047,000 in 1996 and 1995 and
  1994, respectively.
  Future minimum lease payments under the noncancellable operating lease are as follows (in 000's):

                      1997                    1,163
                      1998                    1,205
                      1999                    1,248
                      2000                    1,293
                      2001                    1,340
                      Thereafter                174

                      Total                  $6,423

  NOTE 9 - RELATED PARTY TRANSACTIONS AND PARENT COMPANY ACTIVITIES

  Notes receivable from affiliates, included in Other assets in the accompanying financial statements, include the following:


  December 31,
                                                                   1996
           1995
  Banner Life:
    Note receivable from Legal & General America,
      due December 1999 with interest at 7.8%,
      collateralized by the Legal & General Data Center
  $1,600,000      $1,600,000
    Accrued interest
  673,060         508,590
      Total
  $2,273,060      $2,108,590

  The Company had a net intercompany payable to affiliates of $287,000 at December 31, 1996 and a net intercompany receivable of $4,837,000 from affiliates at December 31, 1995.

  The Company paid cash dividends to its former parent company, Legal & General Life, totaling $6,300,000 on December 30, 1994.

  The Company allocated $441,000, $561,000 and $541,000 of general and administrative expenses to Legal & General America in 1996, 1995 and 1994, respectively. Legal & General America allocated $9,402,000, $12,003,000 and
  $10,807,000 of general and administrative expenses to the Company in 1996, 1995 and 1994, respectively.

  NOTE 10 - CONTINGENCIES

  In 1995, the Company, exclusive of its subsidiaries, was party to a purported class action suit alleging that the Company through one general agency, misrepresented its universal life insurance policies as investment products to elderly consumers. The case was settled in 1996 and full refunds of premium plus interest and certain incidental expenses were paid to certain qualifying policyowners. Pre-tax costs incurred for premium refunds and associated legal costs totaled $3.9 million.

       APPENDIX A - Illustrations of Death Benefits and Values

  The following tables contain examples illustrating how the Account
  Values,
  Cash Surrender Values, and Death Benefits of a Policy may change with the
  investment experience of the Fund.  The tables show how the Account
  Values,
  Cash Surrender Values, and Death Benefits of a Policy issued to male and female Insureds, age 45, in the preferred risk classification who pay
  the given premium annually would vary over time, also assuming a
  $100,000
  Specified Amount, for either Benefit Option, if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0%, 8%, or 12%. The Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 8%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

  The second column of the tables shows the value of the premiums paid accumulated at 5% interest. The following columns show the Account Values,
  Cash Surrender Values, and Death Benefits for uniform hypothetical rates of return shown in these tables. The tables illustrate both the current cost of insurance, mortality and expense risk, and administrative charges, and the maximum cost of insurance, mortality and expense risk, and administrative charges. The tables also reflect the 2.5% premium tax charge.

  The amounts shown reflect the fact that the net investment return of the Investment Divisions is lower than the gross, after-tax return of the assets held in the Fund as a result of expenses paid by the Fund and charges levied against the Sub-Accounts. The values shown assume that a Policyowner maintains
  Account Values in equal proportion among the seven portfolios of the Fund, and they take into account an average of the daily investment management fee currently paid by each Portfolio of the Fund (which is assumed to be equivalent to an annual rate of .59% of the aggregate average daily net assets of the
  Fund), the average of the actual, historical operating expenses incurred by the Fund (which were at an annual rate of .18% for the year ended December 31,
  1996 ), the daily charge by Banner Life to each Sub-Account for assuming mortality and expense risks (which is equivalent to an annual rate of 0.75%), the monthly deduction for cost of insurance and the monthly deduction for administration expenses.

  Taking into account the current mortality and expense risk charge of .75% and the charge for investment management fees from the fund, the illustrated gross annual investment rates of return of 0%, 8%, and 12%, correspond to approximate net annual rates of -1.52%, 6.48% and 10.48%, respectively; using the maximum or guaranteed mortality and expense risk charge of .90%, the figures are -1.67%, 6.33% and 10.33%.

  The hypothetical values shown in the tables do not reflect charges for any federal income tax burden attributable to the Variable Account, since Banner
  Life is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 8%, or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated.
  (See Federal Tax Matters.)

  The tables illustrate the values that would result based upon the hypothetical investment rates of return if only the indicated premium is paid annually, and if no Policy loans have been made. Illustrated values would be different if the proposed Insured were another age, sex, or risk classification.

  Upon request, Banner Life will provide a comparable illustration based upon the proposed Insured's age and the initial Death Benefit requested. After purchasing a Policy, Policyowners will be assessed a fee of $25 for any illustration requested in excess of the one allowed free each year.

              BANNER LIFE INSURANCE COMPANY

              ROCKVILLE, MARYLAND 20850


                   MALE ISSUE AGE 45

     SPECIFIED AMOUNT: $100,000 - BENEFIT OPTION A

          PREFERRED UNDERWRITING CLASS

     CURRENT COST OF INSURANCE AND EXPENSE CHARGES


    VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF
  RETURN OF
                  Premiums                     0% <F1><F2>
         8% <F1><F2>                       12% <F1><F2>
        End of   Accumulated                     Cash
           Cash                                Cash
        Policy  at 5% Interest      Account    Surrender    Death
  Account     Surrender   Death       Account    Surrender    Death
         Year    Per Year<F1>        Value       Value     Benefit
  Value       Value     Benefit       Value       Value     Benefit

          1       2,139.90          1,543         848     101,543
  1,682         987     101,682       1,752       1,057     101,752
          2       4,386.80          3,042       2,347     103,042
  3,452       2,757     103,452       3,665       2,970     103,665
          3       6,746.03          4,495       3,801     104,495
  5,312       4,618     105,312       5,755       5,060     105,755
          4       9,223.24          5,903       5,208     105,903
  7,268       6,574     107,268       8,038       7,344     108,038
          5      11,824.30          7,263       6,568     107,263
  9,324       8,629     109,324      10,533       9,839     110,533
          6      14,555.41          8,572       8,017     108,572
  11,482      10,927     111,482      13,258      12,702     113,258
          7      17,423.08          9,829       9,412     109,829
  13,745      13,328     113,745      16,233      15,816     116,233
          8      20,434.14         11,027      10,749     111,027
  16,115      15,837     116,115      19,478      19,200     119,478
          9      23,595.74         12,164      12,025     112,164
  18,592      18,453     118,592      23,017      22,878     123,017
         10      26,915.43         13,235      13,235     113,235
  21,179      21,179     121,179      26,876      26,876     126,876
         15      46,175.97         17,491      17,491     117,491
  35,868      35,868     135,868      52,087      52,087     152,087
         20      70,757.84         19,170      19,170     119,170
  53,264      53,264     153,264      90,624      90,624     190,624
         25     102,131.22         16,692      16,692     116,692
  72,222      72,222     172,222     148,744     148,744     248,744
         30     142,172.49          7,571       7,571     107,571
  90,003      90,003     190,003     235,516     235,516     335,516
         35     193,276.43              0           0           0
  100,497     100,497     200,497     363,290     363,290     463,290
         40     258,499.44              0           0           0
  93,705      93,705     193,705     550,858     550,858     650,858
         45     341,742.36              0           0           0
  50,737      50,737     150,737     823,769     823,769     923,769
         50     447,983.78              0           0           0
  0           0           0   1,224,507   1,224,507   1,324,507

  [FN]
  <F1>
  (1) Assumes annual premium payments of $2,038 paid in full at beginning of each policy year. The values would vary from those shown if the amount or frequency of payments varies.
  <F2>
  (2) Assumes that no policy loan or partial withdrawal has been made and no optional insurance riders have been selected.

  [FN]
  THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION
  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
  A NUMBER OF FACTORS INCLUDING THE PREMIUM AND ACCOUNT VALUE ALLOCATIONS MADE BY THE OWNER AND THE DIFFERENT RATES OF RETURN OF
  THE PORTFOLIOS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT THAN THOSE SHOWN
  IF ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 8% OR 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
  FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR ACCOUNT VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS
  CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.


                      BANNER LIFE INSURANCE COMPANY

                      ROCKVILLE, MARYLAND 20850


                      MALE ISSUE AGE 45

               SPECIFIED AMOUNT: $100,000 - BENEFIT OPTION A

                      PREFERRED UNDERWRITING CLASS

               GUARANTEED COST OF INSURANCE AND EXPENSE CHARGES


         VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT
  RATES OF RETURN OF

                   Premiums                     0% <F1><F2>
          8% <F1><F2>                       12% <F1><F2>
         End of   Accumulated                     Cash
            Cash                                Cash
        Policy  at 5% Interest      Account    Surrender    Death
  Account     Surrender   Death       Account    Surrender    Death
         Year    Per Year (1)        Value       Value     Benefit
  Value       Value     Benefit       Value       Value     Benefit

          1       2,139.90          1,473         778     101,473
  1,609         915     101,609       1,678         983     101,678
          2       4,386.80          2,894       2,199     102,894
  3,292       2,597     103,292       3,499       2,804     103,499
          3       6,746.03          4,261       3,567     104,261
  5,050       4,355     105,050       5,477       4,782     105,477
          4       9,223.24          5,573       4,879     105,573
  6,884       6,190     106,884       7,624       6,930     107,624
          5      11,824.30          6,828       6,133     106,828
  8,798       8,104     108,798       9,956       9,261     109,956
          6      14,555.41          8,020       7,464     108,020
  10,791      10,235     110,791      12,484      11,929     112,484
          7      17,423.08          9,146       8,729     109,146
  12,861      12,444     112,861      15,225      14,808     115,225
          8      20,434.14         10,200       9,922     110,200
  15,006      14,728     115,006      18,191      17,913     118,191
          9      23,595.74         11,174      11,035     111,174
  17,223      17,084     117,223      21,398      21,259     121,398
         10      26,915.43         12,064      12,064     112,064
  19,508      19,508     119,508      24,864      24,864     124,864
         15      46,175.97         15,027      15,027     115,027
  31,836      31,836     131,836      46,793      46,793     146,793
         20      70,757.84         14,627      14,627     114,627
  44,841      44,841     144,841      78,539      78,539     178,539
         25     102,131.22          8,900       8,900     108,900
  56,063      56,063     156,063     123,373     123,373     223,373
         30     142,172.49              0           0           0
  60,449      60,449     160,449     184,830     184,830     284,830
         35     193,276.43              0           0           0
  47,974      47,974     147,974     265,223     265,223     365,223
         40     258,499.44              0           0           0
  2,799       2,799     102,799     366,189     366,189     466,189
         45     341,742.36              0           0           0
  0           0           0     482,946     482,946     582,946
         50     447,983.78              0           0           0
  0           0           0     607,508     607,508     707,508

  [FN]
  <F1>
  (1) Assumes annual premium payments of $2,038 paid in full at beginning of each policy year. The values would vary from those shown if the amount or frequency of payments varies.
  <F2>
  (2) Assumes that no policy loan or partial withdrawal has been made and no optional insurance riders have been selected.

  [FN]
  THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION
  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
  A NUMBER OF FACTORS INCLUDING THE PREMIUM AND ACCOUNT VALUE ALLOCATIONS MADE BY THE OWNER AND THE DIFFERENT RATES OF RETURN OF
  THE PORTFOLIOS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT THAN THOSE SHOWN
  IF ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 8% OR 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
  FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR ACCOUNT VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS
  CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.



                    BANNER LIFE INSURANCE COMPANY

                    ROCKVILLE, MARYLAND 20850


                    MALE ISSUE AGE 45

          SPECIFIED AMOUNT: $100,000 - BENEFIT OPTION B

                    PREFERRED UNDERWRITING CLASS

          CURRENT COST OF INSURANCE AND EXPENSE CHARGES


   VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF
  RETURN OF

                  Premiums                     0% <F1><F2>
         8% <F1><F2>                       12% <F1><F2>
        End of   Accumulated                     Cash
           Cash                                Cash
        Policy  at 5% Interest      Account    Surrender    Death
  Account     Surrender   Death       Account    Surrender    Death
         Year    Per Year (1)        Value       Value     Benefit
  Value       Value     Benefit       Value       Value     Benefit

          1       2,139.90          1,548         854     100,000
  1,688         993     100,000       1,758       1,063     100,000
          2       4,386.80          3,058       2,363     100,000
  3,470       2,775     100,000       3,684       2,990     100,000
          3       6,746.03          4,528       3,833     100,000
  5,351       4,656     100,000       5,798       5,103     100,000
          4       9,223.24          5,958       5,263     100,000
  7,338       6,643     100,000       8,117       7,422     100,000
          5      11,824.30          7,347       6,652     100,000
  9,437       8,742     100,000      10,663       9,969     100,000
          6      14,555.41          8,694       8,138     100,000
  11,654      11,098     100,000      13,461      12,905     100,000
          7      17,423.08          9,996       9,579     100,000
  13,994      13,577     100,000      16,535      16,118     100,000
          8      20,434.14         11,250      10,972     100,000
  16,464      16,186     100,000      19,914      19,636     100,000
          9      23,595.74         12,453      12,314     100,000
  19,070      18,931     100,000      23,629      23,490     100,000
         10      26,915.43         13,603      13,603     100,000
  21,820      21,820     100,000      27,719      27,719     100,000
         15      46,175.97         18,479      18,479     100,000
  38,125      38,125     100,000      55,507      55,507     100,000
         20      70,757.84         21,361      21,361     100,000
  59,944      59,944     100,000     101,993     101,993     124,431
         25     102,131.22         20,982      20,982     100,000
  90,451      90,451     104,923     177,495     177,495     205,894
         30     142,172.49         14,810      14,810     100,000
  132,875     132,875     142,176     299,627     299,627     320,601
         35     193,276.43              0           0           0
  190,676     190,676     200,210     499,123     499,123     524,079
         40     258,499.44              0           0           0
  266,462     266,462     279,785     816,046     816,046     856,848
         45     341,742.36              0           0           0
  363,038     363,038     381,190   1,308,489   1,308,489   1,373,913
         50     447,983.78              0           0           0
  493,914     493,914     498,854   2,104,663   2,104,663   2,125,710

  [FN]
  <F1>
  (1) Assumes annual premium payments of $2,038 paid in full at beginning of each policy year. The values would vary from those shown if the amount or frequency of payments varies.
  <F2>
  (2) Assumes that no policy loan or partial withdrawal has been made and no optional insurance riders have been selected.

  [FN]
  THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION
  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
  A NUMBER OF FACTORS INCLUDING THE PREMIUM AND ACCOUNT VALUE ALLOCATIONS MADE BY THE OWNER AND THE DIFFERENT RATES OF RETURN OF
  THE PORTFOLIOS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT THAN THOSE SHOWN
  IF ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 8% OR 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
  FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR ACCOUNT VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS
  CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.



                            BANNER LIFE INSURANCE COMPANY

                            ROCKVILLE, MARYLAND 20850


                            MALE ISSUE AGE 45

                 SPECIFIED AMOUNT: $100,000 - BENEFIT OPTION B

                            PREFERRED UNDERWRITING CLASS

                 GUARANTEED COST OF INSURANCE AND EXPENSE CHARGES


    VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF
  RETURN OF

                  Premiums                     0% <F1><F2>
         8% <F1><F2>                       12% <F1><F2>
         End of   Accumulated                     Cash
            Cash                                Cash
         Policy  at 5% Interest      Account    Surrender    Death
  Account     Surrender   Death       Account    Surrender    Death
          Year    Per Year (1)        Value       Value     Benefit
  Value       Value     Benefit       Value       Value     Benefit

          1       2,139.90          1,479         784     100,000
  1,616         921     100,000       1,684         990     100,000
          2       4,386.80          2,912       2,217     100,000
  3,312       2,617     100,000       3,520       2,826     100,000
          3       6,746.03          4,297       3,602     100,000
  5,092       4,398     100,000       5,524       4,829     100,000
          4       9,223.24          5,634       4,939     100,000
  6,961       6,267     100,000       7,711       7,016     100,000
          5      11,824.30          6,921       6,226     100,000
  8,924       8,229     100,000      10,100       9,405     100,000
          6      14,555.41          8,155       7,600     100,000
  10,982      10,426     100,000      12,710      12,154     100,000
          7      17,423.08          9,333       8,916     100,000
  13,139      12,722     100,000      15,563      15,146     100,000
          8      20,434.14         10,450      10,172     100,000
  15,399      15,121     100,000      18,681      18,403     100,000
          9      23,595.74         11,500      11,361     100,000
  17,763      17,624     100,000      22,090      21,951     100,000
         10      26,915.43         12,480      12,480     100,000
  20,236      20,236     100,000      25,823      25,823     100,000
         15      46,175.97         16,169      16,169     100,000
  34,471      34,471     100,000      50,802      50,802     100,000
         20      70,757.84         17,110      17,110     100,000
  52,683      52,683     100,000      92,362      92,362     112,682
         25     102,131.22         13,401      13,401     100,000
  77,245      77,245     100,000     159,727     159,727     185,283
         30     142,172.49            630         630     100,000
  113,116     113,116     121,034     267,334     267,334     286,047
         35     193,276.43              0           0           0
  161,975     161,975     170,074     441,501     441,501     463,576
         40     258,499.44              0           0           0
  224,649     224,649     235,881     712,950     712,950     748,598
         45     341,742.36              0           0           0
  301,931     301,931     317,028   1,123,421   1,123,421   1,179,592
         50     447,983.78              0           0           0
  405,728     405,728     409,785   1,779,105   1,779,105   1,796,896

  [FN]
  <F1>
  (1) Assumes annual premium payments of $2,038 paid in full at beginning of each policy year. The values would vary from those shown if the amount or frequency of payments varies.
  <F2>
  (2) Assumes that no policy loan or partial withdrawal has been made and no optional insurance riders have been selected.

  [FN]
  THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION
  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
  A NUMBER OF FACTORS INCLUDING THE PREMIUM AND ACCOUNT VALUE ALLOCATIONS MADE BY THE OWNER AND THE DIFFERENT RATES OF RETURN OF
  THE PORTFOLIOS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT THAN THOSE SHOWN
  IF ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 8% OR 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
  FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR ACCOUNT VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS
  CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.



                         BANNER LIFE INSURANCE COMPANY

                         ROCKVILLE, MARYLAND 20850


                         FEMALE ISSUE AGE 45

                SPECIFIED AMOUNT: $100,000 - BENEFIT OPTION A

                         PREFERRED UNDERWRITING CLASS

                CURRENT COST OF INSURANCE AND EXPENSE CHARGES


     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF
  RETURN OF

                  Premiums                     0% <F1><F2>
         8% <F1><F2>                       12% <F1><F2>
         End of   Accumulated                     Cash
            Cash                                Cash
         Policy  at 5% Interest      Account    Surrender    Death
  Account     Surrender   Death       Account    Surrender    Death
          Year    Per Year (1)        Value       Value     Benefit
  Value       Value     Benefit       Value       Value     Benefit

          1       1,821.75          1,291         676     101,291
  1,409         794     101,409       1,468         852     101,468
          2       3,734.59          2,548       1,933     102,548
  2,893       2,278     102,893       3,073       2,458     103,073
          3       5,743.07          3,769       3,154     103,769
  4,456       3,841     104,456       4,829       4,214     104,829
          4       7,851.97          4,954       4,339     104,954
  6,103       5,488     106,103       6,751       6,136     106,751
          5      10,066.32          6,102       5,487     106,102
  7,837       7,221     107,837       8,854       8,239     108,854
          6      12,391.38          7,212       6,720     107,212
  9,661       9,168     109,661      11,155      10,663     111,155
          7      14,832.70          8,282       7,913     108,282
  11,579      11,210     111,579      13,673      13,304     113,673
          8      17,396.09          9,310       9,064     109,310
  13,594      13,348     113,594      16,426      16,180     116,426
          9      20,087.64         10,293      10,170     110,293
  15,710      15,587     115,710      19,438      19,315     119,438
         10      22,913.78         11,232      11,232     111,232
  17,933      17,933     117,933      22,735      22,735     122,735
         15      39,310.75         15,291      15,291     115,291
  30,907      30,907     130,907      44,650      44,650     144,650
         20      60,237.90         17,876      17,876     117,876
  47,274      47,274     147,274      79,208      79,208     179,208
         25      86,946.84         17,885      17,885     117,885
  66,798      66,798     166,798     132,934     132,934     232,934
         30     121,034.97         13,839      13,839     113,839
  88,696      88,696     188,696     216,122     216,122     316,122
         35     164,541.02          1,771       1,771     101,771
  108,696     108,696     208,696     342,212     342,212     442,212
         40     220,066.99              0           0           0
  118,581     118,581     218,581     530,915     530,915     630,915
         45     290,933.76              0           0           0
  100,762     100,762     200,762     808,054     808,054     908,054
         50     381,379.71              0           0           0
  25,363      25,363     125,363   1,211,028   1,211,028   1,311,028

  [FN]
  <F1>
  (1) Assumes annual premium payments of $2,038 paid in full at beginning of each policy year. The values would vary from those shown if the amount or frequency of payments varies.
  <F2>
  (2) Assumes that no policy loan or partial withdrawal has been made and no optional insurance riders have been selected.

  [FN]
  THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION
  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
  A NUMBER OF FACTORS INCLUDING THE PREMIUM AND ACCOUNT VALUE ALLOCATIONS MADE BY THE OWNER AND THE DIFFERENT RATES OF RETURN OF
  THE PORTFOLIOS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT THAN THOSE SHOWN
  IF ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 8% OR 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
  FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR ACCOUNT VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS
  CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.



                          BANNER LIFE INSURANCE COMPANY

                          ROCKVILLE, MARYLAND 20850


                          FEMALE ISSUE AGE 45

                 SPECIFIED AMOUNT: $100,000 - BENEFIT OPTION A

                          PREFERRED UNDERWRITING CLASS

                GUARANTEED COST OF INSURANCE AND EXPENSE CHARGES


     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF
  RETURN OF
                  Premiums                     0% <F1><F2>
         8% <F1><F2>                       12% <F1><F2>
         End of   Accumulated                     Cash
            Cash                                Cash
         Policy  at 5% Interest      Account    Surrender    Death
  Account     Surrender   Death       Account    Surrender    Death
          Year    Per Year (1)        Value       Value     Benefit
  Value       Value     Benefit       Value       Value     Benefit

          1       1,821.75          1,226         611     101,226
  1,341         725     101,341       1,398         783     101,398
          2       3,734.59          2,410       1,795     102,410
  2,744       2,129     102,744       2,918       2,303     102,918
          3       5,743.07          3,552       2,937     103,552
  4,213       3,598     104,213       4,571       3,956     104,571
          4       7,851.97          4,652       4,036     104,652
  5,750       5,135     105,750       6,370       5,755     106,370
          5      10,066.32          5,706       5,090     105,706
  7,356       6,741     107,356       8,326       7,711     108,326
          6      12,391.38          6,712       6,220     106,712
  9,033       8,541     109,033      10,452       9,960     110,452
          7      14,832.70          7,669       7,300     107,669
  10,782      10,413     110,782      12,763      12,394     112,763
          8      17,396.09          8,573       8,327     108,573
  12,603      12,357     112,603      15,273      15,027     115,273
          9      20,087.64          9,420       9,297     109,420
  14,495      14,372     114,495      17,998      17,875     117,998
         10      22,913.78         10,209      10,209     110,209
  16,462      16,462     116,462      20,958      20,958     120,958
         15      39,310.75         13,294      13,294     113,294
  27,554      27,554     127,554      40,195      40,195     140,195
         20      60,237.90         14,481      14,481     114,481
  40,666      40,666     140,666      69,501      69,501     169,501
         25      86,946.84         12,403      12,403     112,403
  54,660      54,660     154,660     113,216     113,216     213,216
         30     121,034.97          5,103       5,103     105,103
  67,261      67,261     167,261     177,703     177,703     277,703
         35     164,541.02              0           0           0
  71,117      71,117     171,117     268,692     268,692     368,692
         40     220,066.99              0           0           0
  53,054      53,054     153,054     392,274     392,274     492,274
         45     290,933.76              0           0           0
  0           0           0     549,395     549,395     649,395
         50     381,379.71              0           0           0
  0           0           0     734,159     734,159     834,159

  [FN]
  <F1>
  (1) Assumes annual premium payments of $2,038 paid in full at beginning of each policy year. The values would vary from those shown if the amount or frequency of payments varies.
  <F2>
  (2) Assumes that no policy loan or partial withdrawal has been made and no optional insurance riders have been selected.

  [FN]
  THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION
  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
  A NUMBER OF FACTORS INCLUDING THE PREMIUM AND ACCOUNT VALUE ALLOCATIONS MADE BY THE OWNER AND THE DIFFERENT RATES OF RETURN OF
  THE PORTFOLIOS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT THAN THOSE SHOWN
  IF ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 8% OR 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
  FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR ACCOUNT VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS
  CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.



                        BANNER LIFE INSURANCE COMPANY

                        ROCKVILLE, MARYLAND 20850


                        FEMALE ISSUE AGE 45

               SPECIFIED AMOUNT: $100,000 - BENEFIT OPTION B

                        PREFERRED UNDERWRITING CLASS

               CURRENT COST OF INSURANCE AND EXPENSE CHARGES


     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF
  RETURN OF
                  Premiums                     0% <F1><F2>
         8% <F1><F2>                       12% <F1><F2>
         End of   Accumulated                     Cash
            Cash                                Cash
         Policy  at 5% Interest      Account    Surrender    Death
  Account     Surrender   Death       Account    Surrender    Death
          Year    Per Year (1)        Value       Value     Benefit
  Value       Value     Benefit       Value       Value     Benefit

          1       1,821.75          1,295         680     100,000
  1,413         798     100,000       1,472         857     100,000
          2       3,734.59          2,560       1,945     100,000
  2,907       2,291     100,000       3,088       2,472     100,000
          3       5,743.07          3,793       3,177     100,000
  4,485       3,870     100,000       4,860       4,245     100,000
          4       7,851.97          4,994       4,379     100,000
  6,154       5,539     100,000       6,808       6,193     100,000
          5      10,066.32          6,164       5,549     100,000
  7,919       7,304     100,000       8,949       8,333     100,000
          6      12,391.38          7,300       6,808     100,000
  9,785       9,293     100,000      11,302      10,809     100,000
          7      14,832.70          8,402       8,033     100,000
  11,758      11,388     100,000      13,890      13,520     100,000
          8      17,396.09          9,468       9,222     100,000
  13,843      13,596     100,000      16,736      16,490     100,000
          9      20,087.64         10,496      10,373     100,000
  16,047      15,924     100,000      19,869      19,746     100,000
         10      22,913.78         11,488      11,488     100,000
  18,379      18,379     100,000      23,323      23,323     100,000
         15      39,310.75         15,926      15,926     100,000
  32,362      32,362     100,000      46,856      46,856     100,000
         20      60,237.90         19,189      19,189     100,000
  51,242      51,242     100,000      86,177      86,177     105,135
         25      86,946.84         20,410      20,410     100,000
  77,098      77,098     100,000     150,994     150,994     175,153
         30     121,034.97         18,299      18,299     100,000
  113,769     113,769     121,733     256,595     256,595     274,556
         35     164,541.02          8,663       8,663     100,000
  163,906     163,906     172,101     429,317     429,317     450,783
         40     220,066.99              0           0           0
  230,301     230,301     241,816     706,060     706,060     741,363
         45     290,933.76              0           0           0
  315,756     315,756     331,544   1,139,840   1,139,840   1,196,832
         50     381,379.71              0           0           0
  430,719     430,719     435,026   1,839,080   1,839,080   1,857,471

  [FN]
  <F1>
  (1) Assumes annual premium payments of $2,038 paid in full at beginning of each policy year. The values would vary from those shown if the amount or frequency of payments varies.
  <F2>
  (2) Assumes that no policy loan or partial withdrawal has been made and no optional insurance riders have been selected.

  [FN]
  THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION
  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
  A NUMBER OF FACTORS INCLUDING THE PREMIUM AND ACCOUNT VALUE ALLOCATIONS MADE BY THE OWNER AND THE DIFFERENT RATES OF RETURN OF
  THE PORTFOLIOS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT THAN THOSE SHOWN
  IF ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 8% OR 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
  FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR ACCOUNT VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS
  CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.



                          BANNER LIFE INSURANCE COMPANY

                          ROCKVILLE, MARYLAND 20850


                          FEMALE ISSUE AGE 45

              SPECIFIED AMOUNT: $100,000 - BENEFIT OPTION B

                          PREFERRED UNDERWRITING CLASS

              GUARANTEED COST OF INSURANCE AND EXPENSE CHARGES


     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF
  RETURN OF

                  Premiums                     0% <F1><F2>
         8% <F1><F2>                       12% <F1><F2>
         End of   Accumulated                     Cash
            Cash                                Cash
         Policy  at 5% Interest      Account    Surrender    Death
  Account     Surrender   Death       Account    Surrender    Death
          Year    Per Year (1)        Value       Value     Benefit
  Value       Value     Benefit       Value       Value     Benefit

          1       1,821.75          1,230         615     100,000
  1,345         730     100,000       1,403         788     100,000
          2       3,734.59          2,423       1,808     100,000
  2,759       2,144     100,000       2,934       2,319     100,000
          3       5,743.07          3,579       2,963     100,000
  4,245       3,629     100,000       4,606       3,991     100,000
          4       7,851.97          4,696       4,081     100,000
  5,806       5,191     100,000       6,433       5,818     100,000
          5      10,066.32          5,774       5,158     100,000
  7,447       6,832     100,000       8,431       7,816     100,000
          6      12,391.38          6,810       6,318     100,000
  9,171       8,679     100,000      10,615      10,123     100,000
          7      14,832.70          7,803       7,434     100,000
  10,981      10,612     100,000      13,005      12,636     100,000
          8      17,396.09          8,750       8,504     100,000
  12,881      12,635     100,000      15,620      15,374     100,000
          9      20,087.64          9,648       9,525     100,000
  14,873      14,750     100,000      18,483      18,360     100,000
         10      22,913.78         10,498      10,498     100,000
  16,967      16,967     100,000      21,623      21,623     100,000
         15      39,310.75         14,025      14,025     100,000
  29,242      29,242     100,000      42,763      42,763     100,000
         20      60,237.90         15,984      15,984     100,000
  45,314      45,314     100,000      77,740      77,740     100,000
         25      86,946.84         15,174      15,174     100,000
  66,640      66,640     100,000     135,635     135,635     157,337
         30     121,034.97          9,512       9,512     100,000
  97,054      97,054     103,848     229,033     229,033     245,066
         35     164,541.02              0           0           0
  139,678     139,678     146,662     380,454     380,454     399,477
         40     220,066.99              0           0           0
  195,095     195,095     204,850     619,191     619,191     650,151
         45     290,933.76              0           0           0
  264,378     264,378     277,597     984,518     984,518   1,033,744
         50     381,379.71              0           0           0
  356,451     356,451     360,016   1,565,533   1,565,533   1,581,188

  [FN]
  <F1>
  (1) Assumes annual premium payments of $2,038 paid in full at beginning of each policy year. The values would vary from those shown if the amount or frequency of payments varies.
  <F2>
  (2) Assumes that no policy loan or partial withdrawal has been made and no optional insurance riders have been selected.

  [FN]
  THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION
  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON
  A NUMBER OF FACTORS INCLUDING THE PREMIUM AND ACCOUNT VALUE ALLOCATIONS MADE BY THE OWNER AND THE DIFFERENT RATES OF RETURN OF
  THE PORTFOLIOS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT THAN THOSE SHOWN
  IF ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 8% OR 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
  FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR ACCOUNT VALUE TRANSFERRED TO THE GENERAL ACCOUNT. NO REPRESENTATIONS
  CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.